EXHIBIT 10.5

SPONSOR WAREHOUSE AGREEMENT

SPONSOR WAREHOUSE AGREEMENT made as of [●], 2011, by and between J.P. Morgan Commodity ETF Services LLC (the “Sponsor”), Henry Bath & Son Ltd., Henry Bath LLC, Henry Bath Singapore Pte Ltd., Henry Bath BV and Henry Bath Italia Srl (each, a “Warehouse-keeper Entity,” and collectively, the “Warehouse-keeper”) and Henry Bath & Son Ltd., in its capacity as warehouse administrator (the “Warehouse Administrator”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Master Terms Addendum attached hereto (the “Addendum,” and together with this Sponsor Warehouse Agreement and the Exhibits and Schedules attached hereto, collectively, this “Agreement”).

W I T N E S S E T H :

WHEREAS, J.P. Morgan Physical Copper Trust, a Delaware statutory trust (the “Trust”), is governed by the Amended and Restated Trust Agreement dated as of [● ] by and between the Sponsor and Wilmington Trust Company, a Delaware banking corporation, pursuant to which the Trust will issue units representing fractional undivided beneficial ownership in and ownership of the Trust;

WHEREAS, in connection with the operations of the Trust, the Sponsor hereby desires to establish a Private Account (each, a “Sponsor Private Account”) for each Permitted Warehouse Location with the Warehouse Administrator to which will be credited Warehouse Receipts (as defined in Section 2.02(a)(iii) below) representing Copper owned by the Sponsor and held and maintained with the Warehouse-keeper Entity at each Permitted Warehouse Location; and

WHEREAS, the Warehouse Administrator hereby agrees to establish such Sponsor Private Accounts for the benefit of the Sponsor and credit Warehouse Receipts representing Copper delivered by the Sponsor to the Warehouse-keeper Entity at each Permitted Warehouse Location, and the Warehouse-keeper agrees to hold and maintain the Copper so delivered and issue Warehouse Receipts representing such Copper in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, the parties agree as follows:

ARTICLE 1
PERMITTED WAREHOUSE LOCATIONS; ESTABLISHMENT OF SPONSOR PRIVATE ACCOUNTS

Section 1.01. Permitted Warehouse Locations. Subject to the terms of this Agreement (including, for the avoidance of doubt, the relevant Schedule applicable to a Permitted Warehouse Location), the Sponsor (or the Administrative Agent, upon the Sponsor’s instruction) shall be permitted, at any time, to deliver Copper to and otherwise hold Copper with the applicable Warehouse-keeper Entity at any Permitted Warehouse Location set forth on Appendix A to the Addendum (as such Appendix may be amended from time to time).

Section 1.02. Establishment of Sponsor Private Accounts.

(a) Sponsor Private Accounts. With respect to each Permitted Warehouse Location, the Sponsor hereby authorizes the Warehouse Administrator, and the Warehouse Administrator hereby agrees, (i) to establish a Sponsor Private Account (as described in Section 2(b)(i) of the Addendum) to which there will be credited Warehouse Receipts representing Copper held at such Permitted Warehouse

Location and (ii) to hold such Warehouse Receipts, in each case, in accordance with the terms of this Agreement.

(b) Business of Warehouse Administrator; Warehouse Receipts Treated as Financial Assets. The Warehouse Administrator agrees that, with respect to Warehouse Receipts (and the Copper represented thereby) that are at any time standing to the credit of any Sponsor Private Account, the Warehouse Administrator will (i) obtain and thereafter hold for safekeeping at its offices located at Liverpool, England one or more Warehouse Receipts (conforming to the requirements of Section 2.02 of this Agreement) corresponding to the amount so credited and (ii) comply with any instruction permitted under this Agreement given to the Warehouse Administrator by the Sponsor or the Administrative Agent directing the exercise of rights under the Warehouse Receipt or Warehouse Receipts so credited.

(c) Any Sponsor Private Account established pursuant to this Agreement will be governed by Part 5 of Article 8 of the Uniform Commercial Code, as amended and in effect from time to time in the State of New York.

Section 1.03. Establishment of Sponsor Private Accounts at Additional Permitted Warehouse Locations. The Sponsor hereby authorizes the Warehouse Administrator, and the Warehouse Administrator hereby agrees, (i) to establish a Sponsor Private Account with respect to each storage location that is added to the list of Permitted Warehouse Locations in accordance with Section 9(b) of the Addendum (each, an “Additional Permitted Warehouse Location”), to which such Sponsor Private Account will be credited Warehouse Receipts representing Copper held at such Additional Permitted Warehouse Location and (ii) to hold such Warehouse Receipts, in each case, in accordance with the terms of this Agreement.

Section 1.04. Removed Warehouse Locations. Subject to the terms of this Agreement, if, at any time, there exists a Sponsor Private Account to which is credited Warehouse Receipts representing Copper held at a storage location that is removed from the list of Permitted Warehouse Locations pursuant to Section 9(c)(i) of the Addendum (such storage location, a “Removed Warehouse Location”), the parties shall cooperate reasonably with each other in connection with the physical removal by the Sponsor (or the Administrative Agent, at the instruction of the Sponsor) of any Copper represented by such Warehouse Receipts standing to the credit of the Sponsor Private Account in relation to such Removed Warehouse Location.

Section 1.05.  Discontinuation of Sponsor Private Accounts at Removed Warehouse Locations.

The Sponsor hereby authorizes the Warehouse Administrator to, and the Warehouse Administrator shall, upon the removal from a Removed Warehouse Location of Copper in accordance with Section 1.04 above and Section 9(c)(iii) of the Addendum, close the Sponsor Private Account in relation to such Removed Warehouse Location.

ARTICLE 2
PHYSICAL STORAGE SERVICES

Section 2.01.

(a)    Storage Services. The Sponsor hereby authorizes each Warehouse-keeper Entity, and each Warehouse-keeper Entity hereby agrees, to receive, store, release and deliver physical Copper in respect of the Sponsor Private Accounts (such storage services provided by the Warehouse -keeper, “Storage Services”) in accordance with the terms of this Agreement. Such Storage Services shall include any services provided by the applicable Warehouse-keeper Entity to the Sponsor with respect to the physical delivery, deposit, storage, maintenance and withdrawal of Copper at the relevant Permitted Warehouse

Location (including, but not limited to, storage, loading, unloading, haulage, stuffing, unstuffing, weighing, restrapping, rebundling, fumigation, assaying, stevedoring, palletizing, depalletising, shrink wrapping, transportation and freight forwarding and any other ancillary service related to storage of the Copper). The provision of Storage Services in each Permitted Warehouse Location shall be subject to the terms and conditions for such Permitted Warehouse Location as set forth in the relevant Schedule hereto.

(b)	Sub-Contractors.

(i) The Sponsor hereby agrees that a Warehouse-keeper Entity may engage any warehousing sub-contractor that is eligible to act as a warehousing sub-contractor of Copper under applicable laws and regulations (each a “Sub-Contractor”), provided that any such Copper held by a Sub-Contractor shall be kept in a segregated account of such Warehouse-keeper Entity at such Sub-Contractor and such Warehouse-keeper Entity shall separately identify on its books and records such Copper that is so held on behalf of the Sponsor.

(ii) Notwithstanding the engagement of a Sub-Contractor to provide Storage Services hereunder, the relevant Warehouse-keeper Entity shall at all times be responsible for all Storage Services to be provided by such Warehouse-keeper Entity pursuant to the terms of this Agreement.

Section 2.02. Deposit and Withdrawal of Physical Copper.

(a)	General.

(i) Subject to the terms of this Agreement, on any Business Day, the Sponsor (or the Administrative Agent on behalf of the Sponsor) may (A) physically deliver Whole Lots of Copper, in accordance with Section 2.02(b) hereof, to any Permitted Warehouse Location, such Copper to be evidenced by Warehouse Receipts to be credited to the Sponsor Private Account in relation to such Permitted Warehouse Location and (B) physically remove from any Permitted Warehouse Location Whole Lots of Copper, in accordance with Section 2.02(d) hereof, represented by one or more Warehouse Receipts standing to the credit of the Sponsor Private Account in relation to such Permitted Warehouse Location.

(ii) Upon any physical delivery by the Sponsor (or the Administrative Agent on behalf of the Sponsor) of Copper to any Warehouse-keeper Entity at any Permitted Warehouse Location pursuant to the terms of this Agreement, (A) the relevant Warehouse-keeper Entity shall (x) record such delivery in its books and records maintained for such purpose and (y) issue to the Warehouse Administrator or its order a warehouse receipt (a “Warehouse Receipt”) representing such Copper and complying with the requirements of paragraph (b)(iv) below and (B) the Warehouse Administrator shall credit the Sponsor Private Account with such Warehouse Receipt (and the Copper represented thereby).

 (iii) Any Warehouse Receipt issued pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto.

(iv) Upon any physical withdrawal by the Sponsor (or the Administrative Agent on behalf of the Sponsor) of Copper held at any Permitted Warehouse Location pursuant to the terms of this Agreement, (A) the relevant Warehouse-keeper Entity shall (x) record such delivery in its books and records maintained for such purpose and (y) cancel on its books and records (including its electronic system) the Warehouse Receipt representing such Copper and (B) the Warehouse

Administrator shall deduct from the applicable Sponsor Private Account the amount of Copper represented by such Warehouse Receipt(s).

(v) To the extent the Sponsor or the Administrative Agent requests a transfer of Copper represented by a Warehouse Receipt to or from the Sponsor Private Account, the Warehouse Administrator may transfer such Warehouse Receipt(s) representing such Copper to or from the Trust Account or an Authorized Participant’s Reserve Account, as applicable, in accordance with the instructions of the Sponsor or the Administrative Agent, as applicable.

(vi) Any Warehouse Receipt issued pursuant to this Agreement shall be a “document of title” and “warehouse receipt” governed by Article 7 of the Uniform Commercial Code, as amended and in effect from time to time in the State where the relevant Permitted Warehouse Location is located, as applicable.

(b)	Physical Delivery to a Sponsor Private Account.

(i) The Sponsor (or the Administrative Agent on behalf of the Sponsor) may at any time notify the applicable Warehouse-keeper Entity of its intention to physically deliver Lots of Copper to the relevant Permitted Warehouse Location pursuant to this Agreement. Any such delivery must be made, in the manner and accompanied by such documentation as the applicable Warehouse-keeper Entity may require in accordance with the relevant Schedule hereto, by the delivery of Lots of Copper to such Permitted Warehouse Location, at the Sponsor’s own expense.

(ii) Any notice from the Sponsor (or the Administrative Agent on behalf of the Sponsor) to a Warehouse-keeper Entity in connection with a proposed physical delivery of Copper shall:

(A) unless otherwise agreed by the Sponsor and such Warehouse-keeper Entity, be provided by the Sponsor (or the Administrative Agent on behalf of the Sponsor) to such Warehouse-keeper Entity no later than 5:00 p.m. local time at the applicable Permitted Warehouse Location on a regular business day of such Warehouse-keeper Entity;

(B) specify the weight and brand of each Lot of Copper to be delivered, the name of the carrier that will deliver such Copper to the premises of the relevant Permitted Warehouse Location, or such other location as the Warehouse-keeper Entity may reasonably direct, the manner in which such Copper will be transported and any other information such Warehouse-keeper Entity may from time to time require.

(iii) No Warehouse Receipt shall be issued or credited to the Sponsor Private Account in relation to any Permitted Warehouse Location unless and until the applicable Warehouse-keeper Entity has (A) physically received such Copper at such Permitted Warehouse Location, or as such Warehouse-keeper Entity may otherwise direct, and (B) taken such steps as such Warehouse-keeper Entity, in its sole discretion, shall consider appropriate to (1) verify the weight of such Copper and (2) ensure that such Copper is of an Acceptable Delivery Brand.

(iv) Notwithstanding anything to the contrary in this Agreement, no Warehouse-keeper Entity shall be required to accept a delivery of Copper at a particular Permitted Warehouse Location if and to the extent that, in the reasonable judgment of such Warehouse-keeper Entity, such Permitted Warehouse Location lacks the physical space to store such Copper.

(c) Physical Location of Delivered Copper. Subject to Section 2.01(b) hereof, Copper represented by a Warehouse Receipt standing to the credit of any Sponsor Private Account shall, at all times, be physically held at the Permitted Warehouse Location relating to such Sponsor Private Account (and at which such Copper was initially deposited by the Sponsor (or the Administrative Agent on behalf of the Sponsor)).

(d)	Physical Withdrawal from a Sponsor Private Account.

(i) No Copper represented by a Warehouse Receipt standing to the credit of any Sponsor Private Account shall be released by the applicable Warehouse-keeper Entity for physical withdrawal from the relevant Permitted Warehouse Location except upon the written request of the Sponsor (or the Administrative Agent on behalf of the Sponsor) and in accordance with the terms of this Agreement.

(ii) The Sponsor (or the Administrative Agent on behalf of the Sponsor) may at any time provide written notification to the applicable Warehouse-keeper Entity of the Sponsor’s intention to physically withdraw any Lot(s) of Copper represented by a Warehouse Receipt standing to the credit of any Sponsor Private Account relating to a Permitted Warehouse Location. Any such withdrawal shall be made by the Sponsor (or the Administrative Agent on behalf of the Sponsor) in the manner and accompanied by such documentation as the applicable Warehouse-keeper Entity may require in accordance with the relevant Schedule hereto, and such Warehouse-keeper Entity shall release such Copper by making such Copper available for collection by the Sponsor (or the Administrative Agent on behalf of the Sponsor) at such Permitted Warehouse Location, or at the premises of the Sub-Contractor at which such Copper is held, at the Sponsor’s expense and in accordance with an appropriate withdrawal schedule to be mutually agreed upon by the Sponsor (or the Administrative Agent on behalf of the Sponsor) and such Warehouse-keeper Entity.

(iii) Any notice from the Sponsor (or the Administrative Agent on behalf of the Sponsor) to a Warehouse-keeper Entity in connection with a proposed withdrawal of physical Copper represented by a Warehouse Receipt shall:

(A) unless otherwise agreed by the Sponsor (or the Administrative Agent on behalf of the Sponsor) and such Warehouse-keeper Entity, be received by such Warehouse-keeper Entity no later than the time specified for the applicable Permitted Warehouse Location in the relevant Schedule; and

(B) specify the Lot(s) of Copper (by identification number) requested to be withdrawn from the Sponsor Private Account at the relevant Permitted Warehouse Location, the name of the carrier that will collect such Copper from the premises of such Permitted Warehouse Location, or such other location as the Warehouse-keeper Entity may reasonably direct, and any other information such Warehouse-keeper Entity may from time to time require.

(e)       Right to Refuse Request to Deliver or Withdraw Copper. Notwithstanding anything to the contrary in this Agreement, each Warehouse-keeper Entity hereby reserves the right to refuse to execute instructions with respect to the physical delivery or withdrawal of Copper from the relevant Permitted Warehouse Location if, in the reasonable opinion of such Warehouse-keeper Entity, such delivery or withdrawal is logistically impracticable within the requested timeframe or may be contrary to applicable law, rule or regulation.

Section 2.03. Physical Segregation and Unique Identification of Copper. Any Whole Lot of Copper represented by a Warehouse Receipt standing to the credit of any Sponsor Private Account at any time shall be (a) physically segregated from the general assets of the relevant Warehouse -keeper Entity and the assets of such Warehouse-keeper Entity’s other customers and (b) recorded on the books and records of such Warehouse-keeper Entity in accordance with the unique identification number of such Whole Lot.

ARTICLE 3
ALLOCATION SERVICES

Section 3.01. Allocation Services. The Sponsor hereby authorizes the Warehouse Administrator, and the Warehouse Administrator hereby agrees to effectuate, or cause the applicable Warehouse-keeper Entities to effectuate, (a) transfers of Whole Lots and Fractional Lots (in each case represented by Warehouse Receipts), between the Sponsor Private Account and the Trust Account and (b) transfers of Fractional Lots represented by Warehouse Receipts between the Sponsor Private Account and an Authorized Participant’s Reserve Account, in each case upon the instruction of the Administrative Agent to the Warehouse Administrator and pursuant to the terms and conditions set forth in the Addendum (such allocation services provided by the Warehouse-Administrator pursuant to clauses (a) and (b), “Allocation Services”).

Section 3.02. Reversal of Recorded Entries. The Warehouse-keeper reserves the right, at any time, to reverse any provisional or erroneous entries with respect to a Sponsor Private Account to the date upon which the final or correct entry (or no entry) should have been made.

Section 3.03. Right to Refuse to Execute Allocations. Notwithstanding anything to the contrary in this Agreement, the Warehouse Administrator and each Warehouse-keeper Entity reserves the right to refuse to execute transfers or book-entry allocations between a Sponsor Private Account and the Trust Account or an Authorized Participant’s Reserve Account:

(i) for any period during which an emergency exists as a result of which transfer, delivery, disposal or evaluation of Copper is not commercially practicable; or

(ii) if, in each case, in the reasonable opinion of counsel to the Warehouse Administrator, such transfer or allocation may be contrary to applicable law, rule or regulation.

Section 3.04. Ownership and Maintenance of Sponsor Private Accounts. Subject to the terms of this Agreement, any Copper represented by a Warehouse Receipt held in a Sponsor Private Account shall at all times be clearly recorded by the relevant Warehouse-keeper Entity on such Warehouse-keeper Entity’s books and records as the property of the Sponsor.

ARTICLE 4
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.01. Representations and Warranties of the Sponsor. The Sponsor represents and warrants to, and agrees with, the Warehouse-keeper and the Warehouse Administrator as of the date hereof as follows:

(a) The Sponsor has been duly organized and is validly existing and is in good standing under the laws of its jurisdiction of residence, with full power and authority to conduct its business, and has all requisite power and authority to execute and deliver this Agreement.

(b) The Sponsor is duly qualified and is in good standing in each jurisdiction where the conduct of its business requires such qualification.

(c) This Agreement has been duly authorized, executed and delivered by the Sponsor and constitutes the valid and binding obligations of the Sponsor, enforceable against the Sponsor in accordance with its terms.

Section 4.02. Representations and Warranties of the Warehouse Administrator and Each Warehouse-keeper Entity. The Warehouse Administrator and each Warehouse-keeper Entity represents and warrants to, and agrees with, the Sponsor as of the date hereof as follows:

(a) The Warehouse Administrator and each such Warehouse-keeper Entity has been duly organized and is validly existing and is in good standing (to the extent such concept exists in the jurisdiction applicable to such entity) under the laws of its jurisdiction of residence, with full power and authority to conduct its business, and has all requisite power and authority to execute and deliver this Agreement.

(b) The Warehouse Administrator and each such Warehouse-keeper Entity is duly qualified and is in good standing (to the extent such concept exists in the jurisdiction or jurisdictions applicable to such entity) in each jurisdiction where the conduct of its business requires such qualification.

(c) This Agreement has been duly authorized, executed and delivered by each of the Warehouse Administrator and each such Warehouse-keeper Entity and constitutes the valid and binding obligations of, as applicable, each of the Warehouse Administrator and each such Warehouse-keeper Entity, enforceable against, as applicable, each of the Warehouse Administrator and each such Warehouse-keeper Entity in accordance with its terms.

Section 4.03. Covenant of the Warehouse Administrator and Each Warehouse-keeper Entity. The Warehouse Administrator and each Warehouse-keeper Entity hereby acknowledges and agrees that(a)  the Addendum attached hereto shall also be a schedule to, and comprise a part of, this Agreement and (b) for the avoidance of doubt, the Warehouse Administrator and each Warehouse-keeper Entity shall perform all duties, responsibilities, obligations and services that such Addendum states are to be provided by the “Warehouse Administrator” or “Warehouse-keeper Entity”, as applicable and to the extent not otherwise provided for pursuant to Article 2 and Article 3 above. With respect to the Allocation Services described in Article 3 above, the Warehouse Administrator hereby agrees that it shall perform its duties and obligations under this Agreement in good faith and with the same or higher level of care, skill, diligence and prudence with which a commercial entity providing comparable services would seek to conduct activities for or provide services to its clients. With respect to the Physical Storage Services described in Article 2 of this Agreement, each Warehouse-keeper Entity (on behalf of itself and any Sub-Contractor engaged by that Warehouse-keeper Entity) hereby agrees that it shall perform its duties and obligations under this Agreement in good faith and with the same or higher level of care, skill, diligence and prudence with which a commercial entity providing comparable services would seek to conduct activities for or provide services to its clients.

ARTICLE 5
FEES AND EXPENSES

Section 5.01. In consideration for the Allocation Services and Storage Services provided by the Warehouse-keeper hereunder, the Sponsor shall pay a fee (a “Warehousing Fee”) in respect of each Warehouse-keeper Entity. Such Warehousing Fees shall be payable at such rates and at such times as agreed to from time to time between the Sponsor and the Warehouse Administrator, and the Warehouse

Administrator shall distribute such Warehousing Fees to the applicable Warehouse-keeper Entity as appropriate. The Sponsor shall also bear any fees and expenses associated with the movement of metal to and from the Permitted Warehouse Locations (such other fees and expenses, “Delivery-Out Fees”), at rates agreed to from time to time between the Warehouse Administrator and the Sponsor.

ARTICLE 6
RECORDS

Section 6.01. Records. Each Warehouse-keeper Entity shall maintain journals and, as applicable, other records of original entry, containing detailed and itemized daily records of all allocations, transfers, receipts and deliveries of each Whole Lot of Copper (including relevant identification marks relating thereto) held in the Sponsor Private Account at the relevant Permitted Warehouse Location.

Section 6.02. Access to Records; Inspection Rights. Upon at least ten (10) days’ prior written notice from the Sponsor (or the Administrative Agent on behalf of the Sponsor), the Warehouse Administrator and each Warehouse-keeper Entity shall permit, at any time during regular business hours and subject to compliance with reasonable safety and security rules, the Sponsor and its representatives, any independent public accountants engaged by the Sponsor (for its own behalf or on behalf of the Trust), any insurer (and its agents) engaged for the benefit of the Trust, and any person designated by any regulatory authority having jurisdiction over the Sponsor or the Trust reasonable access to examine Sponsor’s Copper held by the Warehouse-keeper at its respective premises pursuant to this Agreement and the books, records, accounts and documents in the possession of the Warehouse Administrator or such Warehouse- keeper Entity at the relevant Permitted Warehouse Location, in each case, that is attributable to the Sponsor Private Accounts.

Section 6.03. Reports.

(a) On each Business Day, as soon as reasonably practicable after 6:00 p.m. New York City time, the Warehouse Administrator shall make a spreadsheet available to the Sponsor and the Administrative Agent reflecting (i)(A) by transaction, the movement of Warehouse Receipts evidencing Copper into and out of the Sponsor Private Accounts in connection with any allocations, deposits, transfers or withdrawals to or from the Sponsor Private Accounts and (B) balance information for the Sponsor Private Accounts, in each case as of the prior Business Day and (ii) the following information relating to each Whole Lot of Copper represented by a Warehouse Receipt held in the Sponsor Private Accounts: (A) the unique identification number of such Whole Lot; (B) the Permitted Warehouse Location in which such Whole Lot is held; (C) the brand of such Whole Lot of Copper and, if such brand of Copper is no longer an Acceptable Delivery Brand, an indication that such Whole Lot consists of a brand of Copper that has been de-registered; (D) the weight in Metric Tons of such Whole Lot; and (E) the date upon which such Whole Lot was delivered to the applicable Warehouse-keeper Entity.

(b) Within ten (10) Business Days following the end of each calendar month, the Warehouse Administrator shall provide a written statement to the Sponsor and the Administrative Agent, which shall include the following information: (i) a list, by Permitted Warehouse Location, of all Warehouse Receipts evidencing Copper held by the Sponsor in the Sponsor Private Accounts, including such information sufficient to identify each Whole Lot of Copper represented by such Warehouse Receipt; (ii) a list of each Warehouse-keeper Entity and Permitted Warehouse Location; and (iii) a monthly transaction report detailing all transactions over the prior monthly period with respect to the Sponsor Private Accounts, including daily balances and all allocations and transfers to or from each Sponsor Private Account.

ARTICLE 7
INDEMNIFICATION

Section 7.01 By the Warehouse-keeper Entities. Except as otherwise provided in the applicable Schedule hereto with respect to the Storage Services provided by the relevant Warehouse-keeper Entity under this Agreement, each Warehouse-keeper Entity shall indemnify, defend and hold harmless the Sponsor for any loss, damage, expense, liability or claim (including reasonable attorney’s fees, costs and expenses, collectively, “Losses” or “Claims,” as the context requires) arising out of or based upon such Warehouse-keeper Entity’s or its respective Sub -Contractor’s (a) gross negligence, willful misconduct or fraud in the performance of its duties under this Agreement or (b) breach of a representation under Section 4.02 of this Agreement; provided, however that in no event shall such Warehouse-keeper Entity be liable or otherwise responsible to the Sponsor or any other person for any incidental, consequential or punitive damages or lost profits of the Sponsor or such person arising out of or relating to this Agreement or the performance or breach hereof; provided, further, that any such claims or actions brought with respect to such Losses or Claims shall be brought within three (3) years of the expiration termination of this Agreement.

Section 7.02. By the Warehouse Administrator. The Warehouse Administrator shall indemnify, defend and hold harmless the Sponsor for any Loss or Claim arising out of or based upon the Warehouse Administrator’s (a) gross negligence, willful misconduct or fraud in the performance of its duties under this Agreement or (b) breach of a representation under Section 4.02 of this Agreement; provided, however that in no event shall the Warehouse Administrator be liable or otherwise responsible to the Sponsor or any person for any incidental, consequential or punitive damages or lost profits of the Sponsor or such person arising out of or relating to this Agreement or the performance or breach hereof; provided, further, that any such claims or actions brought with respect to such Losses or Claims shall be brought within three (3) years of the expiration termination of this Agreement.

ARTICLE 8
MISCELLANEOUS

Section 8.01. Instructions.

(a) Whenever this Agreement provides that the Warehouse Administrator is authorized to act on the instructions, approval, consent or request (collectively, “instructions”) of the Sponsor (or Administrative Agent on behalf of the Sponsor), the Warehouse Administrator is only so authorized to act (i) upon instructions in writing (including facsimile, email or other electronic transmissions) from an authorized person of the Sponsor (or Administrative Agent on behalf of the Sponsor), or (ii) unless written instructions are explicitly required pursuant to the terms of this Agreement, upon instructions received orally from an authorized person of the Sponsor (or Administrative Agent on behalf of the Sponsor) (as reasonably verified by the Warehouse Administrator); provided that any such oral instructions shall be promptly confirmed by such authorized person in writing.

(b) If, in the Warehouse Administrator’s reasonable opinion, any instructions are unclear or ambiguous, the Warehouse Administrator shall use commercially reasonable efforts (taking into account any relevant time constraints) to obtain clarification of such instructions but, failing that, the Warehouse Administrator may in its absolute discretion and without any liability on its part, either (i) act upon what it believes in good faith such instructions to be or (ii) refuse to take any action or execute such instructions until any such ambiguity or conflict has been resolved to its satisfaction.

Section 8.02. Term.

(a)   This Agreement shall become effective as of the date hereof and thereafter shall renew automatically for successive annual periods on each anniversary of the date hereof; provided, that:

(i) any party may terminate this Agreement for any reason upon 180 days’ prior written notice to the other party;

(ii) the Sponsor (or Administrative Agent on behalf of the Sponsor) may terminate this agreement upon ninety (90) days’ (or if impracticable, such shorter period as the Sponsor or the Trust deems reasonable) prior written notice to the Warehouse Administrator, during or after the dissolution, liquidation, winding up or termination of the Trust; and

(iii) the Sponsor (or Administrative Agent on behalf of the Sponsor) may terminate this agreement upon ninety (90) days’ prior written notice to the Warehouse Administrator if the Trust fails to be listed and traded successfully on the relevant exchange.

(b)   Notwithstanding Section 8.02(a), if the Warehouse Administrator has provided notice to the Sponsor of an amendment to any Schedule hereto pursuant to Section 8.06(b) hereof, the Sponsor may terminate this Agreement on or prior to the effective date of any such amendment by providing written notice to the Warehouse-keeper at least fifteen (15) Business Days prior to the effective date of such amendment.

(c)       [Reserved]

(d)       Upon the expiration or termination of this Agreement:

(i) subject to the proviso in Section 8.02(d)(ii), this Agreement shall be of no further force or effect; provided that such expiration or termination shall not affect any obligation of a party for breach of any provisions of this Agreement prior to the date of such expiration or termination; and provided, further, that Article 7 and Sections 8.03, 8.07, 8.08, 8.09 and 8.11 shall each survive the expiration or termination of this Agreement; and

(ii) the Sponsor, the Warehouse Administrator and the Warehouse-keeper Entities shall cooperate reasonably with each other in connection with the physical withdrawal of the Sponsor’s Copper held at any Permitted Warehouse Location pursuant to the terms of this Agreement, as follows: (A) first, the Warehouse Administrator shall, at least five (5) Business Days prior to the effective date of expiration or termination of this Agreement, cancel the Warehouse Receipts representing Whole Lots of Copper, if any, held by the Sponsor in the Sponsor Private Account at the relevant Warehouse Location(s) in accordance with the ordinary and customary practices of the Warehouse Administrator established with respect to the Trust and (B) next, the Sponsor and the Warehouse-keeper shall cooperate in order to physically remove all such Whole Lots of Copper held in the Sponsor Private Account at such relevant Warehouse Location(s) in accordance with Section 2.02(d) above as soon as commercially practicable thereafter; provided that, except upon the written consent of the Sponsor, notwithstanding anything to the contrary in this Agreement, the Warehouse-keeper shall make such Whole Lots of Copper available for removal by the Sponsor no later than seven (7) Business Days from the effective date of expiration or termination of this Agreement; provided, further that, if a Warehouse-keeper Entity is unable, using reasonable efforts, to comply with the foregoing proviso due to logistical reasons, the Sponsor and the applicable Warehouse-keeper Entity shall make such Whole Lots of Copper available for removal by the Sponsor in accordance with an appropriate withdrawal schedule to be mutually agreed upon by the Sponsor and such Warehouse-keeper Entity;

provided that the provisions of this Agreement (including, as applicable, the terms and conditions of any amendment to this Agreement) shall survive with respect to any Copper remaining in any Sponsor Private Account after the effective date of expiration or termination of this Agreement unless and until such Copper is either removed from the relevant Warehouse Location or sold, in each case, in accordance with this clause (d)(ii).

Section 8.03. Confidential Information.

(a) Except as otherwise required by applicable law or as needed to enforce the terms of this Agreement, the parties shall hold the terms and conditions of this Agreement, including, without limitation, any commercial terms, in confidence.

(b) Each party hereto accepts that from time to time any other party hereto may be required (i) by applicable law, or requested by or required in connection with filings made with a government department or agency, fiscal body or regulatory or self-regulatory authority or (ii) by the Trust, the Sponsor or the Administrative Agent, to disclose information acquired under this Agreement. In addition, the disclosure of such information may be required by such party’s auditors, by its legal or other advisers, by a company which is in the same group of companies as such party (i.e., a subsidiary or affiliate of such party) or by a Sub-Contractor. Subject to the agreement of the party to which information is disclosed to maintain such information in confidence, each party hereto hereby irrevocably authorizes the other parties hereto to make such disclosures without further reference to such other parties.

Section 8.04. Notices. Any notice required or permitted to be given by any party hereto to any other party hereto under this Agreement shall be in writing and shall be deemed effective on the date of personal delivery (by private messenger, courier service or otherwise) or upon confirmed receipt of facsimile, email or other electronic transmission, whichever occurs first, or upon receipt if by mail to the parties at the following address (or such other address as a party may specify by notice to the other):

If to the Sponsor, at:

Global Commodities Group
Attention: Head of Commodity Investor Sales
383 Madison Avenue, 10th Floor
New York, NY 10179

JPMorgan Legal Department
Attention: Structured Products Group
277 Park Avenue, 13th Floor
New York, NY 10172-0003

If to the Warehouse-keeper or to the Warehouse Administrator, at:

Henry Bath & Son Ltd.
8 Princes Dock, Princes Parade, Floor 01
Liverpool, United Kingdom
Attention: Graham Hawkins
Telephone: [●]
Fax: [●]
Email: [●]

Section 8.05. Binding Effect; Assignability.

(a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, and permitted assigns.

(b) Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party without the prior written consent of the other parties hereto.

Section 8.06. Waiver; Amendment.

(a) Subject to Section 8.06(b)-(c) below, no provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and is signed, in the case of an amendment, by each party hereto or in the case of a waiver, by the party against whom such waiver is to be effective.

(b) The Warehouse-keeper may amend any Schedule hereto from time to time without the prior written consent of the Sponsor to the extent that such change is consistent with any change otherwise made in accordance with the Warehouse-keeper’s warehousing business. Such amendment shall be effective upon at least thirty (30) Business Days’ prior written notice to the Sponsor from the Warehouse Administrator, and the effectiveness of such amendment shall not be contingent on the receipt or confirmation by the Sponsor.

(c) The Addendum and any Appendix thereto may be amended from time to time pursuant to Section 11 of the Addendum.

Section 8.07. No Third-Party Beneficiaries. This Agreement (and any related arrangements between the parties hereto) is solely and exclusively for the benefit of the parties, the indemnified persons referred to in Article 7 of this Agreement, and their respective successors and permitted assigns, and nothing in this Agreement (and any related arrangements between the parties hereto), express or implied, is intended to or shall confer on any other person or entity any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement (or any such related arrangements between the parties hereto).

Section 8.08. Governing Law. This Agreement (excluding, for these purposes, the Schedules hereto) shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws rules of such state. Each Schedule hereto shall be governed by, and construed in accordance with, the laws of the jurisdiction indicated in such Schedule.

Section 8.09.   Arbitration.

(a) With respect to Storage Services (subject to any provisions relating to arbitration in the applicable Schedule which shall supersede and apply) and with respect to Allocation Services, the parties hereby agree that the exclusive forum for resolving any dispute that arises out of or in connection with this Agreement (including, for the avoidance of doubt, any Schedule hereto) shall be arbitration in accordance with the Rules of Commercial Arbitration of the American Arbitration Association, as amended by the provisions of this Section 8.09. To the extent the provisions of this Section 8.09 are inconsistent with the Commercial Rules of the American Arbitration Association, the provisions of this Section 8.09 shall control. Any such arbitration shall be conducted in New York City, New York before a panel of three arbitrators, one appointed by each party to the dispute and one selected by the appointed arbitrators. If a party does not designate its arbitrator within ten (10) Business Days of a written request for arbitration being sent from one party to the other(s), any party can ask the American Arbitration Association to select such arbitrator. Once the arbitrators have been selected, each party shall submit their position in writing to the arbitrators within thirty (30) days of the end of the discovery period as described in Section 8.09(b). The arbitrators shall then set a date for the arbitration hearing after which the arbitrators will render their decision by majority vote, in writing, based upon a hearing in which evidence may be introduced without following the strict rules of evidence, as specified in Section 8.09(b), but in which cross-examination and rebuttal will be allowed. The decision of the arbitrators will be final and binding on all parties to the arbitration and may be entered into any court in New York State with competent jurisdiction. The arbitrators will have the power to award compensatory money damages, and interest thereon, and will have exclusive jurisdiction over all matters in dispute, but will not have the power to award exemplary or punitive damages. The parties also agree that the expense of the arbitrators and the legal fees and expense of the prevailing party shall be borne by the losing party as determined by the arbitrators.

(b) In any arbitration pursuant to Section 8.09(a), the parties shall be entitled to discovery and to introduce evidence as permitted by the arbitrators by reference to the Federal Rules of Civil Procedures and the Federal Rules of Evidence (collectively, the “Federal Rules”), but, consistent with the expedited nature of arbitration, the arbitrators shall not be required to comply strictly with such Federal Rules in conducting any such arbitration. Each party to the arbitration will, upon the written request of any other party, promptly provide the other with copies of documents (including, without limitation, emails and other written communications) relevant to the issues. Any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrators, under the guidance of the Federal Rules, which determination shall be conclusive. The discovery period shall be completed within thirty (30) days following the appointment of the arbitrators.

Section 8.10. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 8.11. Entire Agreement; Conflicts. This Agreement sets out the entire agreement between the parties with respect to the subject matter hereof, and this Agreement supersedes any other agreement, statement, or representation relating to the services provided herein, whether oral or written. In the event of a conflict between the terms of this Sponsor Warehouse Agreement, on the one hand, and any Schedule hereto, on the other hand, the terms of Articles 1 through 8 of this Sponsor Warehouse Agreement shall prevail in relation to the Allocation Services and the terms of the Schedules shall prevail in relation to the Storage Services. In the event of a conflict between the terms of Articles 1 through 8 of this Sponsor Warehouse Agreement, the Exhibits and Schedules hereto, on the one hand, and the Addendum, on the other hand, the terms of the Addendum shall prevail.

Section 8.12. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Remainder of Page Intentionally Left Blank; Signatures Follow on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

J.P. MORGAN COMMODITY ETF SERVICES LLC, as Sponsor

By:
Name: [●]
Title: [●]

HENRY BATH LLC, as a Warehouse-keeper Entity

By:
Name: [●]
Title: [●]

HENRY BATH & SON LTD., as a Warehouse-keeper Entity

By:
Name: [●]
Title: [●]

HENRY BATH SINGAPORE PTE LTD., as a Warehouse-keeper Entity

By:
Name: [●]
Title: [●]

HENRY BATH BV, as a Warehouse-keeper Entityr

By:
Name: [●]
Title: [●]

HENRY BATH ITALIA SRL, as a Warehouse-keeper Entity

By:
Name: [●]
Title: [●]

HENRY BATH & SON LTD., in its capacity as Warehouse Administrator

By:
Name: [●]
Title: [●]

EXHIBIT A

FORM OF WAREHOUSE RECEIPT

WAREHOUSE RECEIPT NO: [●]

TO THE ORDER OF:	[●]

COMMODITY:	[●]

BRAND:	GRADE A COPPER CATHODES

ORIGIN:	[●]

GROSS WEIGHT:	[●] MT

NET WEIGHT:	[●] MT

NUMBER OF BUNDLES:	[●] BUNDLES

PERMITTED WAREHOUSE LOCATION:	[●]

STORAGE REFERENCE(S):	[●]

[THE MATERIAL WILL ONLY BE RELEASED ON PRESENTATION OF THIS DOCUMENT.]

NOT INSURED BY US, INSURANCE IS THE RESPONSIBILITY OF THE BEARER OF THIS WAREHOUSE RECEIPT.

WAREHOUSING FEE RATE:	[●]

WAREHOUSING FEES COMMENCING:	[●]

COPPER RECEIVED WILL BE DELIVERED TO THE WAREHOUSE ADMINISTRATOR OR ITS ORDER.

THERE ARE NO ADVANCES MADE OR LIABILITIES INCURRED FOR WHICH THE WAREHOUSE-KEEPER CLAIMS A LIEN OR SECURITY INTEREST (OTHER THAN AS EXPRESSLY PROVIDED BY THIS AGREEMENT).

WAREHOUSE-KEEPER ENTITY OFFICE:	[●]

WAREHOUSE ADMINISTRATOR
OFFICE:	8 PRINCES DOCK, PRINCES PARADE, FLOOR 01 LIVERPOOL, UNITED KINGDOM ATTENTION: GRAHAM HAWKINS TELEPHONE: FAX:
DATE ISSUED: [●]

(SIGNATURE OF ISSUER)

Master Terms Addendum

Schedule A-1

Storage Services Terms and Conditions for Physical Copper
for the Henry Bath LLC Permitted Warehouse Locations

1.	Definitions for purposes of this Schedule A-1

“Affiliates” means Henry Bath & Son Ltd., Henry Bath Ardiye Hizmetleri Limited Sirketi, Henry Bath Italia Srl , Henry Bath BV and Henry Bath Singapore Pte Ltd.;

“Agreement” means the Authorized Participant Warehouse Agreement made as of [●], 2011 by and between the Henry Bath Group and the Customer (including the Addendum and any Exhibits attached thereto), into which this Schedule A-1 is incorporated.

“Authority” means a duly constituted legal or administrative person acting within its legal powers and exercising jurisdiction within any nation, state, municipality, port or airport;

“BIMCO” means the Baltic and International Maritime Council;

“Company” means Henry Bath LLC, a Delaware corporation whose address is 2500 Broening Highway, Baltimore, Maryland 21224 USA;

“Container” means freight container (including, without limitation, any container, flexitank, trailer, transportable tank, flat, pallet or any article used to consolidate goods) which may carry unique identification numbers and markings, as well as any equipment (including devices which permit its ready handling) forming part thereof or connected thereto;

“Customer” means J.P. Morgan Commodity ETF Services LLC, a Delaware limited liability company.

“Dangerous Goods” includes (a) goods defined as “Dangerous” or “Hazardous” under applicable law, (b) goods which contain a latent defect or are or may become of a dangerous, inflammable or radioactive character or damaging to itself or other property when processed or put to normal use, or goods so dangerously packed, or goods likely to harbor or encourage vermin or other pests, or goods which owing to legal, administrative or other obstacles as to their carriage, discharge or otherwise may be detained or cause any other property or person to be detained, (c) empty receptacles which were previously used for the carriage of Dangerous Goods unless such receptacles have been rendered safe, (d) Goods which are considered to be dangerous or hazardous by any Authority and (e) Goods, packing materials or transport units that have been in contact with fumigants without the required warning information clearly displayed;

“Goods” means the Copper in relation to which the Storage Services are provided by the Company and includes any Container, packaging or pallet supplied by or on behalf of the Customer;

“Hague-Visby Rules” means the provisions of the International Convention for the unification of certain rules relating to bills of lading signed at Brussels on 25 August 1924, as amended by the Protocol made at Brussels on 23 February 1968;

“LME” means the London Metal Exchange or any successor; and

“Warehouse Contract” means the agreement between the LME and the Warehouse-keeper setting out the Warehouse-keeper’s obligations as a warehouse and under which the Warehouse-keeper agrees to abide by the SWORD Regulations (as defined in the LME Rules).

1.1	Capitalized terms used but not defined in this Schedule A-1 shall have the meanings ascribed to such terms in the Agreement (including the Addendum).

1.2	Where applicable, words importing the singular include the plural and vice versa; words importing a gender includes every gender and references to persons include bodies corporate and unincorporated.

1.3	Clause headings are inserted for convenience only and shall be ignored in the interpretation of this Schedule A-1.

1.4
Storage of Goods warranted under LME rules and delivery out to the last LME Warrant holder shall be governed by (i) the LME rules and regulations, including the Warehouse Contract; (ii) the terms on the front and reverse of the LME Warrant and (iii) the U.S. Standard Contract Terms and Conditions for Merchandise Warehousemen revised November 2008, as amended from time to time.

1.5	All other Storage Services provided by the Company, whether gratuitously or otherwise, shall be subject to the terms of the Agreement and this Schedule A-1.

2.	Owner of Goods

2.1	The Customer expressly warrants that it is the owner of the Goods and further warrants that it is authorized to accept the terms of this Schedule A-1.

3.	Sub-contracting, exemptions and immunities of all servants and agents of the Company

3.1
Subject to Section 2.01(b) of the Agreement, the Company shall be entitled to sub-contract on any terms or rates the provision of the whole or any part of the Storage Services. For the avoidance of doubt, subject to the terms of the Agreement (including, without limitation, Section 2.01(b) and Section 4.03), every exemption, limitation, condition and liberty herein contained and every right, exemption from liability, defense and immunity of whatsoever nature shall still be available to the Company notwithstanding the Company’s sub-contracting of the whole or any part of the Storage Services.

4.           Methods, Procedures, Routes and Place of Storage

4.1
Subject to express agreement with the Customer, the Company shall be entitled at its absolute discretion to decide on the means, route and procedure to be followed in providing the Storage Services, subject to the terms of the Agreement. Notwithstanding the foregoing and without prejudice to the provisions in this Schedule A-1, the Company shall be at liberty to depart from the Customer’s instructions with respect to the means, route and procedure to be followed in providing the Storage Services if, in the reasonable opinion of the Company, it is at any stage necessary or desirable in the Customer’s interest to do so.

4.2
Subject to the terms of the Agreement, the Company shall have discretion where to store Goods and, with notice to the Customer, to move the Goods from one storage facility to another; provided that such facility is in the same Permitted Warehouse Location.

5.	Packing of the Goods

5.1
Except where the Company is instructed in writing by the Customer to pack the Goods, the Customer warrants that all the Goods have been properly and sufficiently prepared, packed, stowed, labeled and/or marked and the preparation, packing, stowage, labeling and marking are appropriate to any operations or transactions affecting the Goods and in particular to withstand the ordinary risks of handling, storage and carriage. The Company shall not be liable for any loss, damage or expenses incurred or suffered by the Customer as a result of the insufficiency of the packing of the Goods and the Customer shall indemnify the Company for any loss, damage or expenses incurred or suffered by the Company as a result of the insufficiency of the packing or labeling of the Goods.

5.2
The Company shall not be liable for any loss, damage or expenses incurred or suffered by the Customer as a result of the insufficiency of the packing of the Goods and the Customer shall defend, indemnify and hold harmless the Company for any loss, damage or expenses incurred or suffered by the Company as a result of the insufficiency of the packing or labeling of the Goods.

5.3
The Customer warrants that where the Company receives the Goods from the Customer already stowed in or on a Container or any other device constructed for the carriage of goods (each hereafter individually referred to as the “transport unit”), the transport unit is in good condition, and is suitable for the carriage of the Goods to the intended destination.

5.4
Where the Company is instructed by the Customer to provide a Container, in the absence of any specific request in writing, the Company is not under an obligation to provide a Container of any particular type or quality.

6.	Instructions and Documents to be provided to the Company with Respect to Storage Services

6.1
The Customer shall ensure that all instructions, information, documents and safety data sheets required to be provided to the Company for provision of the Storage Services by the Company are accurate and adequate and are provided to the Company promptly.

6.2
The Customer shall be liable for all consequences arising with respect to the Storage Services from the provision of inaccurate, obscure and inadequate instructions, information and/or documents; any failure to furnish any instructions, information and/or documents; or any failure to furnish any instructions, information and/or documents in time.

6.3
Except in accordance with express instructions previously received in writing and accepted in writing by the Company, the Company shall not be obliged to make any declaration for the purposes of any statute, convention, regulation or contract as to the nature, chemical content or value of any Goods or as to any special interest in delivery.

6.4	Unless otherwise previously agreed in writing, the Customer shall not deliver to the Company or cause the Company to deal with or handle Dangerous Goods.

(a)
If the Customer delivers to the Company or causes the Company to deal with or handle Dangerous Goods, the Company shall not be liable for any loss or damage whatsoever caused by or to the Dangerous Goods and the Customer shall defend, indemnify and hold harmless the Company against all penalties, claims, liabilities (whether civil, criminal or otherwise), damages, costs and expenses whatsoever arising in connection with or incidental to such loss or damage, and the Dangerous Goods may without notice be destroyed or otherwise dealt with at the sole discretion of the Company or any other person in whose custody they may be at the relevant time without compensation to and at the cost of the Customer.

(b)
If the Company agrees in writing to accept Dangerous Goods and subsequently, in the sole opinion of the Company, (i) they are deemed to constitute a risk to other goods, property, life or health or (ii) owing to legal, administrative or other obstacles whether as to their carriage, discharge or otherwise they may be detained or cause any other property or person to be detained, they may without notice be destroyed or otherwise dealt with at the expense of the Customer without compensation or any liability whatsoever attaching to the Company.

6.5
Except insofar as has otherwise been agreed in writing, with respect to the Storage Services provided to the Customer hereunder, the Company shall be entitled and the Customer hereby authorizes the Company to enter into contracts on behalf of itself or the Customer and without notice to the Customer,

(a)	for the carriage of Goods by any route, means or person;

(b)	for the carriage of Goods of any description whether containerized or not on or under the deck of any vessel;

(c)	for the storage, packing, transshipment, loading, unloading or handling of Goods by any person at any place whether on shore or afloat and for any length of time;

(d)	for the carriage or storage of Goods in Containers or with other goods of whatever nature; or

(e)	for the performance of any of its own obligations, and to do such acts as in the sole opinion of the Company may be necessary or incidental to the performance of the Company’s obligations.

6.6
In respect of the Storage Services provided by the Company hereunder: (a) the Company shall be entitled but under no obligation to depart from the Customer’s instructions in any respect if in the sole opinion of the Company there is good reason to do so in the Customer’s interest to mitigate or prevent damage to property or to prevent injury to persons and (b) the Company shall not thereby incur any additional liability whatsoever, other than its liability (if any) hereunder.

6.7
In respect of the Storage Services provided by the Company hereunder, the Company may at any time comply with the orders or recommendations given by any Authority. The responsibility of the Company in respect of the Goods shall cease on the delivery or other disposition of the Goods in accordance with such orders or recommendations.

7.           Accuracy of Descriptions of the Goods and Quality of the Goods

7.1
The Customer warrants and is bound by the accuracy of all descriptions, values and other particulars and/or information furnished to the Company in respect of the Goods for the purposes of customs clearance or any other purposes whatsoever and the Customer shall indemnify the Company from and against any and all losses, damages, expenses and fines whatsoever arising from the inaccuracy of any descriptions, particulars and/or information furnished, even if such inaccuracy is not due (whether in whole or in part) to any negligence or fault on the part of the Customer.

7.2
The Company shall not act as an expert in relation to the nature or quality of the Goods and, other than any reporting or notification obligations of the Company pursuant to the Agreement, shall not be required or be obliged to provide any notification to any party whatsoever in relation to the state, nature, chemical content or quality of the Goods.

7.3
Nothing in this Clause 7 shall be construed to relieve the Company from any liability for the Company’s failure to identify whether any Lot of Copper delivered to the Trust is of an Acceptable Delivery Brand.

8.	Tallying / Weighing / Measuring of the Goods

8.1
All operations with respect to the Storage Services provided by the Company hereunder, such assuperintending, sampling, taring, tallying, weighing, measuring, etc., and receiving the Goods under survey, shall be undertaken only on the specific instructions of the Customer or otherwise in accordance with the terms of the Agreement and all costs thereof and relating thereto shall be payable by the Customer and, if first paid by the Company, shall be reimbursed to the Company by the Customer forthwith upon demand.

9.	Delivery / Transportation / Loading / Unloading

9.1
A statement by the Customer on the time of delivery of the Goods by the Customer or its designated representatives shall not be binding on the Company and the Company shall not be taken to guarantee the arrival time of the Goods.

9.2
In the event that the loading and/or unloading time under any bill of lading and/or charterparty in respect of the Goods is inadequate regardless of the cause thereof, all costs resulting therefrom, including, without limitation, any demurrage charges shall be borne by the Customer, notwithstanding that the Company was the party that accepted or entered into the bill of lading and/or charter party from which the aforesaid costs arise.

9.3
If delivery of the Goods or any part thereof is not taken by the Customer at the time and place when and where the Company or any person whose services the Company makes use of calls upon the Customer to take delivery thereof, the Company shall be entitled to store the Goods or any part thereof at the sole risk of the Customer, whereupon the liability of the Company in respect of such Goods shall wholly cease and the cost of such storage and all other expenses and liability whatsoever paid or payable or incurred or which may be incurred by the Company shall be paid by the Customer on demand.

9.4	The Company requires a minimum of 48 hours notice before delivery out. In addition the Customer shall provide

(a)	clear written instructions and details of the party collecting on Customer’s behalf; and

(b)	full payment of all outstanding charges relating to the Storage Services up to the date of collection, whether relating to the Goods to be delivered out or otherwise.

9.5	[Intentionally Omitted.]

9.6	[Intentionally Omitted.]

9.7	The Company shall be entitled to treat any form of instructions from the Customer, in respect of delivering out to or holding the Goods for another person, as:

(a)	authority to accept that other person’s instructions; and

(b)	confirmation that the other person has appropriate legal interest in the Goods to give instructions as to their collection.

9.8
The Customer shall notify the Company of all disposals of the Goods by sale or otherwise. In the event that the Company is in any doubt as to the entitlement of any party to collect Goods, it shall be entitled to refuse or delay delivery without any liability for any costs and expenses until such doubt can be resolved to the reasonable satisfaction of the Company.

9.9
Split collections may incur a supplementary charge. The maximum delivery out charge to Free on Truck (FOT) is notified from time-to-time by the Company to the LME and posted on the LME website. Loading into Containers or any other form of conveyance will incur additional charges. It is the responsibility of the Customer to present vehicles for loading promptly at the agreed time. Haulers are responsible for their own blocking, bracing and securing and ensuring that vehicle payload is within legal limits.

9.10
The Goods are not necessarily in free circulation and may require customs clearance and payment of duty, value added tax or other state or national taxes to be arranged and paid for by the Customer before the Goods can be removed from the periphery of the warehouse premises itself with the relevant Warehouse Location.

10.	Insurance

10.1	The Goods are not insured by the Company against loss or damage at any time however caused.

10.2	The Customer shall self insure or make arrangements to cover the Goods against all insurable risks to their full insurable value (including all duties and taxes).

10.3	Any right for the insurer to bring a subrogated claim against the Company shall be excluded.

10.4
In the event that the Customer requires the assistance of the Company to take out any insurance on the Goods for and on behalf of the Customer, the Company may upon the written request by the Customer and on terms to be agreed take out such insurance on the Goods against such risks as may be notified by the Customer.

10.5
Where the Company utilizes derricks and/or any other such equipment for carrying out the instructions given by the Customer with respect to Storage Services, it shall be entitled to arrange insurance at the Customer’s sole expense to cover the Company’s risks arising from the use of such equipment.

11.	General Indemnities in Connection with Storage Services

11.1	The Customer undertakes that no claim shall be made by the Customer against any director, servant or employee of the Company which imposes or seek to impose upon them any liability in connection with any part or all of the Storage Services undertaken by the Company and if any such claim is made by the Customer, the Customer undertakes to indemnify the Company and the said director, servant or employee against all consequences thereof.

11.2	With respect to the Storage Services provided hereunder, the Customer shall hold harmless, defend and keep the Company indemnified from and against:

(a)
All liability, loss, damage, delays, costs and expenses, including without prejudice to the generality of the foregoing, all duties, taxes, imports, levies, deposits and outlays of whatsoever nature, levied by any Authority in relation to the Goods and for all payments and fines arising out of the Company acting in accordance with the Customer’s instructions with respect to the Storage Services or arising from any breach by the Customer of any warranty or obligation contained in this Schedule A-1 or from the negligence of the Customer;

(b)
Without derogation from sub-clause (a) above, (i) any liability assumed or incurred by the Company when by reason of carrying out the Customer’s instructions with respect to the Storage Services the Company has reasonably become liable or may become liable to any other party; and (ii) any claim from any third party arising out of or in connection with a latent defect, inherent vice or poor condition of the Goods.

(c)
All claims, costs and demands whatsoever and by whomsoever made in excess of the liability of the Company under the terms of this Schedule A-1 regardless whether such claims, costs and demands arise from or in connection with the negligence or breach of duty of the Company its servants, Sub-Contractors or agents.

(d)
Any advice or information, in whatever form as may be given or provided by the Company for the Customer only, and the Customer shall defend, indemnify and hold harmless the Company for all liability, loss, damage, costs and expenses arising out of any other person relying on such advice or information; provided that advice and information which are not related to instructions accepted by the Company are provided gratuitously and without liability.

(e)
The Customer expressly agrees that no Sub-Contractor shall in any circumstances have any direct liability to the Customer for any loss or damage or delay of whatsoever kind arising or resulting directly or indirectly from any act, neglect or default on his part while acting in the course of or in connection with his employment or as agent of the Company or otherwise. For the avoidance of doubt, the foregoing shall not be deemed to relieve the Company from any liability it may have to the Customer under this Schedule A-1.

(f)
Any demurrage or loss, damage, contamination, soiling or detention before, during or after the carriage of property (including but not limited to Containers) of the Company or any person or vessel referred to herein caused directly or indirectly by the Customer or any person acting as servants, agents or independent contractors for or on behalf of the Customer.

12.	Lien

12.1
All Goods and documents in the possession, custody and control of the Company or its agents or Affiliates shall be subject to a general lien and right of detention for all sums (including, without limitation, all Warehousing Fees, costs and charges payable by the Customer) due to the

Company at any time and from time to time whether in respect of Storage Services provided or in respect of such Goods.

13.	Containers

13.1
With respect to the Storage Services provided hereunder, if a Container holding Goods has not been packed or stuffed by the Company, the Company shall not be liable for loss of or damage to the contents thereof if caused by:

(a)	the manner in which the Container has been packed or stuffed;

(b)	the unsuitability of the contents for carriage in Containers;

(c)
the unsuitability or defective condition of the Container provided that where the Container has been supplied by or on behalf of the Company, this paragraph shall apply only if the unsuitability or defective condition (i) arose without any negligence on the part of the Company or (ii) would have been apparent upon reasonable inspection by the Customer or person acting on behalf of the Customer or (iii) arose as a result of the peculiarity of the Goods and such peculiarity is not made known to the Company; or

(d)	the Container not being sealed at the commencement of any carriage.

13.2	The Customer shall defend, indemnify and hold harmless the Company against all liability, loss, damage, costs and expenses arising from one or more of the matters provided for in Clause 13.1 above.

13.3
Where the Company is instructed to provide a Container, in the absence of any specific request in writing, the Company is not under an obligation to provide a Container of any particular type or quality.

14.	General Liability in Connection with Storage Services

With respect to the Storage Services provided hereunder, and subject to Section 4.03 of the Agreement:

14.1
The Company shall not be liable for any loss or damage to Goods tendered, stored or handled however caused unless such loss or damage resulted from the failure by the Company to exercise such care with regard to them as a reasonably careful person would exercise under like circumstances and the Company is not liable for damages which could not have been avoided by the exercise of such care.

14.2
The Company shall not be liable for loss of Goods due to the inventory shortage or unexplained or mysterious disappearance of Goods unless the claimant establishes such loss occurred because of the Company’s failure to exercise the care required of the Company under Section 4.03 of the Agreement. Any presumption of conversion imposed by law shall not apply to such loss and a claim of conversion must be established by affirmative evidence that the Company converted the Goods to the Company’s own use.

14.3	Company shall not be liable for any loss of profit or special, indirect or consequential damages of any kind.

14.4
The Company shall not in any circumstances whatsoever and howsoever arising, including, without limitation, any negligence on the part of the Company, its servants and/or agents, be liable for loss or damage howsoever caused to property other than to the Goods themselves.

14.5
Where loss or damage occurs to stored, tendered or handled Goods for which the Company is not liable, the Customer shall be responsible for the cost of removing and disposing of such Goods and the cost of any environmental clean up and site remediation resulting from the loss or injury to the Goods.

14.6
If the Company negligently mis-delivers Goods, the Company shall pay the reasonable transportation charges incurred to return the mis-delivered Goods to the Warehouse Location. If the consignee fails to return the goods, Company’s maximum liability shall be for the lost or damaged goods as specified in this clause, and the Company shall have no liability for damages due to the consignee’s acceptance or use of the Goods whether such Goods be those of the Customer or another.

15.	Amount of Compensation

With respect to the Storage Services provided hereunder:

15.1
Subject to 15.2 below, the Company’s liability hereunder shall be limited to the lower of the following (i) US$500 per Lot; or (ii) US$5,000 per Warehouse Receipt in respect of any one claim or one incident or series of related incidents.

15.2	In the event of multiple claims by the Customer, the total of such claims for damages shall be further limited to US$50,000, regardless of the number of Warehouse Receipts held by the Customer.

15.3
The Customer may request that the liability limits in Clauses 15.1 and 15.2 above be increased on part or all of the Goods by submitting a written request to the Company at least seven (7) days before the increased liability limits are proposed to be operative. The Company shall determine whether to increase such liability limits in its discretion and shall determine at such time whether any additional charges are payable by the Customer based upon the limit requested and the value of the goods.

16.	Notice of claim and filing of suit

16.1
Claims by the Customer and all other persons with respect to the Storage Services provided hereunder must be presented in writing to the Company within a reasonable time, and in no event longer than either sixty (60) days after delivery out of the goods by the Company or sixty (60) days after the depositor of record is notified by the Company that loss or injury to part or all of the Goods has occurred, whichever time is shorter.

16.2
No action may be maintained by the Customer or others against the Company for loss or damage to the Goods stored unless timely written claim has been given as provided in Clause 16.1 above of this section and unless such action is commenced either within nine months after date of delivery out by the Company or within nine months after the Customer is notified that loss or injury to part or all of the Goods has occurred, whichever time is shorter.

17.	Force Majeure

17.1
The Company shall be relieved of its obligations with respect to the Storage Services provided hereunder, to the extent that the performance of such obligations is prevented or delayed by, or the non-performance of such obligations results wholly or partly from, the act or omission of the Customer or its agent (including any breach by the Customer of the terms or conditions in this Schedule) or by storm, flood, fire, explosion, civil disturbance, governmental or quasi-governmental action, breakdown or unavailability of premises, equipment or labor, or any other cause beyond the reasonable control of the Company.

18.	Governing Law

18.1
This Schedule A-1 shall be governed by and construed in accordance with the substantive laws of the state of the Warehouse Location, including Article 7 of the Uniform Commercial Code as ratified in that state, notwithstanding its conflict of laws rules.

19.	Company acting as Agent of the Customer

19.1	With respect to the Storage Services provided hereunder:

(a)
To the extent that the Company acts as an agent of the Customer, the Company does not make or purport to make any contract with the Customer for the carriage, storage or handling of the Goods nor for any other physical service in relation to them and acts solely on behalf of the Customer in securing such services by establishing contracts with third parties so that direct contractual relationships are established between the Customer and such third parties.

(b)	The Company shall not be liable for the acts or omissions of such third parties referred to in sub-clause (a) above.

(c)
In respect of the Goods to be forwarded whether they are carriers by land, sea or air (whether shipowners, lightermen, canal, railway or aircraft operators or others) or warehouse keepers or other persons, the Company shall not be responsible for any accident or for any act of neglect or default howsoever arising whether willful or otherwise on the part of its agents or those with whom it contracts. The Company shall not be responsible for any money paid or remitted by it on behalf of the senders to any persons in respect of the Goods to be forwarded, whether for the purpose of paying duties or charges in respect of the Goods or otherwise. All general and special exemptions stated in this Clause shall apply, although the particular rates or charges made by the Company to the senders or persons forwarding the Goods may not be identical with the amounts paid by it to such agents, contractors or other persons.

19.2	With respect to the Storage Services provided hereunder:

(a)
Without prejudice to Clause 6.5, the Company, when acting as an agent of the Customer, has the authority of the Customer to enter into contracts on the Customer’s behalf and to do such acts so as to bind the Customer by such contracts and acts in all respects notwithstanding any departure from the Customer’s instructions.

(b)	The Company shall only forward Goods subject to the contracts, terms, conditions and regulations of the various persons, companies or Authorities into whose possession the Goods may pass.

(c)
The Customer shall defend, indemnify and hold harmless the Company in respect of all liability, loss, damage, costs or expenses arising out of any contracts made in the procurement of the satisfaction of the Customer’s requirements in accordance with this Clause 19.

20.	Company acting as Principal

20.1
With respect to the Storage Services provided hereunder, to the extent that the Company contracts as principal for the performance of the Customer’s instructions, the Company undertakes to perform or in its own name to procure the performance of the Customer’s instructions and subject to the provisions of this Schedule A-1 shall be liable for the loss of or damage to the Goods occurring from the time that the Goods are taken into its charge until the time of delivery.

20.2
Notwithstanding any other provision in this Schedule A-1, except for the provisions in Clauses 15-16 above, if it is proven that loss of or damage to the Goods occurred, the Company’s liability shall be determined by the provisions contained in any international convention or national law, the provisions of which:

(a)	cannot be departed from by private contract, to the detriment of the claimant; and

(b)
would have applied if the claimant had made a separate and direct contract with the actual provider of the particular service in respect of that service or stage of carriage where the loss or damage occurred and received as evidence thereof any particular document which must be issued if such international convention or national law shall apply.

20.3
Notwithstanding any provision in this Schedule A-1, but subject to Clause 20.4, if it can be proved that the loss of or damage to the Goods occurred at sea or inland waterway, the Company’s liability shall be limited to those set out in the Hague-Visby Rules and the Company shall be entitled to rely on all defences, exemptions or limitations provided to carriers by the Hague-Visby Rules. Reference in the Hague-Visby Rules to carriage by sea shall be deemed to include reference to carriage by inland waterways and the Hague-Visby Rules shall be construed accordingly.

20.4
Notwithstanding the provisions of Clause 20.3, if the loss of or damage to the Goods occurred at sea or on inland waterways, and the owner, charterer or operator of the vessel establishes a limitation fund, the liability of the Company shall be limited to the proportion of the said limitation fund allocated to the Goods.

21.	General Average and Both to Blame Collision

21.1
The Customer shall defend, indemnify and hold harmless the Company in respect of any general average or any claims of a general average nature which may be made on the Company and the Customer shall provide such security as may be required by the Company in this connection.

21.2
The current Both-to-Blame Collision Clause as adopted by BIMCO is incorporated in and deemed to form part of this Schedule A-1. If the vessel comes into collision with another vessel as a result of the negligence of the other vessel and any act of negligence of default of the master, marines, pilot or the servant of the carrier in the navigation or in the management of the vessel, the merchant will indemnify the carrier against all loss or liability to the other or non-carrying vessel or her owner insofar as such loss or liability represents loss of or damage to or any claim whatsoever of the owner of the said goods paid or payable by the carrying vessel or her owner as part of his claim against the carrying vessel or carrier. The foregoing provisions shall also apply where the owner operator or those in charge of any vessels or objects other than or in addition to the colliding vessels or objects are at fault in respect of a collision or contract.

22.	Miscellaneous

22.1
The waiver by the Company of a breach or default of any of the provisions set out in this Schedule A-1 shall not be construed as a waiver of any succeeding breach of the same or other provisions herein nor shall any delay or omission on the part of the Company to exercise or avail itself of any right power or privilege that it has or may have hereunder operate as a waiver of any breach or default by the Customer.

22.2
The rights and remedies conferred on the Company under this Schedule A-1 shall be cumulative and shall be in addition to and without prejudice to any rights or remedies otherwise available (whether at law or in equity) to the Company.

22.3	The defenses and limits of liability provided for by this Schedule A-1 shall apply in any action against the Company whether such action be founded in contract or tort or in whatsoever form.

22.4
If any Clause or sub-clause of any part of this Schedule A-1 is construed or held to be void, unlawful, invalid or unenforceable by order, decree or judgment of any court of competent jurisdiction the remaining provisions of these Conditions shall not be affected thereby but shall remain in full force and effect.

22.5
Warehousing Fees shall begin to accrue upon delivery of the Goods to the Company in accordance with the terms hereof and shall be paid in full. The Customer shall not be entitled to assert any credit set-off or counterclaim against the Company in order to justify withholding payment of any such Warehousing Fees in whole or in part.

Schedule B-1

Storage Services Terms and Conditions for Physical Copper
for the Henry Bath BV Permitted Warehouse Locations

1.           Definitions for purposes of this Schedule B-1

“Affiliates” means Henry Bath & Son Ltd., Henry Bath LLC, Henry Bath Ardiye Hizmetleri Limited Sirketi, Henry Bath Italia Srl and Henry Bath Singapore Pte Ltd.;

“Agreement” means the Authorized Participant Warehouse Agreement made as of [●], 2011 by and between the Henry Bath Group and the Customer (including the Addendum and any Exhibits attached thereto), into which this Schedule B-1 is incorporated;

“Authority” means a duly constituted legal or administrative person acting within its legal powers and exercising jurisdiction within any nation, state, municipality, port or airport;

“BIMCO” means the Baltic and International Maritime Council;

“Company ” means Henry Bath BV registered at 3197 KV, Rotterdam, Nieuwesluisweg 100 (trade register no: 2430274);

“Container” means freight container (including, without limitation, any container, flexitank, trailer, transportable tank, flat, pallet or any article used to consolidate goods) which may carry unique identification numbers and markings, as well as any equipment (including devices which permit its ready handling) forming part thereof or connected thereto;

“Customer” means J.P. Morgan Commodity ETF Services LLC, a Delaware limited liability company.

“Dangerous Goods” includes: (a) goods defined as “Dangerous” or “Hazardous” under applicable law (b) goods which contain a latent defect or are or may become of a dangerous, inflammable or radio-active character or damaging to itself or other property when processed or put to normal use, or goods so dangerously packed, or goods likely to harbor or encourage vermin or other pests, or goods which owing to legal, administrative or other obstacles as to their carriage, discharge or otherwise may be detained or cause any other property or person to be detained, (c) empty receptacles which were previously used for the carriage of Dangerous Goods unless such receptacles have been rendered safe, (d) Goods which are considered to be dangerous or hazardous by any Authority and (e) Goods, packing materials or transport units that have been in contact with fumigants without the required warning information clearly displayed;

“Exchange” refers to any or all of the LME, Euronext LIFFE or the International Commodities Exchange (ICE) as relevant to the Goods;

“Goods” means the Copper in relation to which the Storage Services are provided by the Company and includes any Container, packaging or pallet supplied by or on behalf of the Customer;

“Hague-Visby Rules” means the provisions of the International Convention for the unification of certain rules relating to bills of lading signed at Brussels on 25 August 1924, as amended by the Protocol made at Brussels on 23 February 1968;

“LME” means the London Metal Exchange or any successor;

“Warehouse Contract” means the agreement between the LME and the Warehouse-keeper setting out the Warehouse-keeper’s obligations as a warehouse and under which the Warehouse-keeper agrees to abide by the SWORD Regulations (as defined in the LME Rules); and

“REACH” means regulation (EC)1907/2006.

1.1	Capitalized terms used but not defined in this Schedule B-1 shall have the meanings ascribed to such terms in the Agreement (including the Addendum).

1.2	Where applicable, words importing the singular include the plural and vice versa; words importing a gender includes every gender and references to persons include bodies corporate and unincorporated.

1.3	Clause headings are inserted for convenience only and shall be ignored in the interpretation of this Schedule B-1.

1.4
Storage of Goods warranted under Exchange rules and delivery out to the last Exchange Warrant holder, shall be governed by (i) the relevant Exchange rules and regulations including the Warehouse Contract, (ii) the terms on the front and reverse of the Warrant and (iii) EITHER (a) for Goods stored in the Netherlands the Dutch Warehousing Conditions deposited by the FENEX as amended from time to time OR (b) for Goods stored in Belgium the KVGB General Conditions for the handling of Goods and related activities in the port of Antwerp as amended from time to time.

1.5	All other Storage Services provided by the Company, whether gratuitously or otherwise, shall be subject to the terms of the Agreement and this Schedule B-1.

2.	Owner of Goods

2.1	The Customer expressly warrants that it is the owner of the Goods and further warrants that it isauthorized to accept the terms of this Schedule B-1.

3.	Sub-contracting, exemptions and immunities of all servants and agents of the Company

3.1
Subject to Section 2.01(b) of the Agreement, the Company shall be entitled to sub-contract on any terms or rates the provision of the whole or any part of the Storage Services. For the avoidance of doubt, subject to the terms of the Agreement (including, without limitation, Section 2.01(b) and Section 4.03), every exemption, limitation, condition and liberty herein contained and every right, exemption from liability, defense and immunity of whatsoever nature shall still be available to the Company notwithstanding the Company’s sub-contracting of the whole or any part of the Storage Services.

4.           Methods, Procedures, Routes and Place of Storage

4.1
Subject to express agreement with the Customer, the Company shall be entitled at its absolute discretion to decide on the means, route and procedure to be followed in providing the Storage Services, subject to the terms of the Agreement. Notwithstanding the foregoing and without prejudice to the provisions in this Schedule B-1, the Company shall be at liberty to depart from the Customer’s instructions with respect to the means, route and procedure to be followed in providing the Storage Services if, in the reasonable opinion of the Company, it is at any stage necessary or desirable in the Customer’s interest to do so.

4.2
Subject to the terms of the Agreement, the Company shall have discretion where to store Goods and, with notice to the Customer, to move the Goods from one storage facility to another; provided that such facility is in the same Permitted Warehouse Location.

5.           Packing of the Goods

5.1
Except where the Company is instructed in writing by the Customer to pack the Goods, the Customer warrants that all the Goods have been properly and sufficiently prepared, packed, stowed, labeled and/or marked and the preparation, packing, stowage, labeling and marking are appropriate to any operations or transactions affecting the Goods and in particular to withstand the ordinary risks of handling, storage and carriage. The Company shall not be liable for any loss, damage or expenses incurred or suffered by the Customer as a result of the insufficiency of the packing of the Goods and the Customer shall indemnify the Company for any loss, damage or expenses incurred or suffered by the Company as a result of the insufficiency of the packing or labeling of the Goods.

5.2
The Customer warrants that where the Company receives the Goods from the Customer already stowed in or on a Container or any other device constructed for the carriage of goods (each hereafter individually referred to as the “transport unit”), the transport unit is in good condition, and is suitable for the carriage of the Goods to the intended destination.

5.3
Where the Company is instructed by the Customer to provide a Container, in the absence of any specific request in writing, the Company is not under an obligation to provide a Container of any particular type or quality.

6.	Instructions and Documents to be provided to the Company with Respect to Storage Services

6.1
The Customer shall ensure that all instructions, information, documents and safety data sheets required to be provided to the Company for provision of the Storage Services by the Company are accurate and adequate and are provided to the Company promptly.

6.2
The Customer shall be liable for all consequences arising with respect to the Storage Services from the provision of inaccurate, obscure and inadequate instructions, information and/or documents; any failure to furnish any instructions, information and/or documents; or any failure to furnish any instructions, information and/or documents in time.

6.3
Except in accordance with express instructions previously received in writing and accepted in writing by the Company, the Company shall not be obliged to make any declaration for the purposes of any statute, convention, regulation or contract as to the nature, chemical content or value of any Goods or as to any special interest in delivery.

6.4	Unless otherwise previously agreed in writing, the Customer shall not deliver to the Company or cause the Company to deal with or handle Dangerous Goods.

(a)
If the Customer delivers to the Company or causes the Company to deal with or handle Dangerous Goods, the Company shall not be liable for any loss or damage whatsoever caused by or to the Dangerous Goods and the Customer shall defend, indemnify and hold harmless the Company against all penalties, claims, liabilities (whether civil, criminal or otherwise), damages, costs and expenses whatsoever arising in connection with or incidental to such loss or damage, and the Dangerous Goods may without notice be destroyed or otherwise dealt with at the sole discretion of the Company or any other person in whose custody they may be at the relevant time without compensation to and at the cost of the Customer.

(b)
If the Company agrees in writing to accept Dangerous Goods and subsequently, in the sole opinion of the Company, (i) they are deemed to constitute a risk to other goods, property, life or health or (ii) owing to legal, administrative or other obstacles whether as to their carriage, discharge or otherwise they may be detained or cause any other property or person to be detained, they may without notice be destroyed or otherwise dealt with at the expense of the Customer without compensation or any liability whatsoever attaching to the Company.

6.5
Except insofar as has otherwise been agreed in writing, with respect to the Storage Services provided to the Customer hereunder, the Company shall be entitled and the Customer hereby authorizes the Company to enter into contracts on behalf of itself or the Customer and without notice to the Customer,

(a)	for the carriage of Goods by any route, means or person;

(b)	for the carriage of Goods of any description whether containerized or not on or under the deck of any vessel;

(c)	for the storage, packing, transshipment, loading, unloading or handling of Goods by any person at any place whether on shore or afloat and for any length of time;

(d)	for the carriage or storage of Goods in Containers or with other goods of whatever nature; or

(e)	for the performance of any of its own obligations,

and to do such acts as in the sole opinion of the Company may be necessary or incidental to the performance of the Company’s obligations.

6.6
In respect of the Storage Services provided by the Company hereunder: (a) the Company shall be entitled but under no obligation to depart from the Customer’s instructions in any respect if in the sole opinion of the Company there is good reason to do so in the Customer’s interest to mitigate or prevent damage to property or to prevent injury to persons and (b) the Company shall not thereby incur any additional liability whatsoever, other than its liability (if any) hereunder.

6.7
In respect of the Storage Services provided by the Company hereunder, the Company may at any time comply with the orders or recommendations given by any Authority. The responsibility of the Company in respect of the Goods shall cease on the delivery or other disposition of the Goods in accordance with such orders or recommendations.

7.           Accuracy of Descriptions of the Goods and Quality of the Goods

7.1
The Customer warrants and is bound by the accuracy of all descriptions, values and other particulars and/or information furnished to the Company in respect of the Goods for the purposes of customs clearance or any other purposes whatsoever and the Customer shall indemnify the Company from and against any and all losses, damages, expenses and fines whatsoever arising from the inaccuracy of any descriptions, particulars and/or information furnished, even if such inaccuracy is not due (whether in whole or in part) to any negligence or fault on the part of the Customer.

7.2
The Company shall not act as an expert in relation to the nature or quality of the Goods and, other than any reporting or notification obligations of the Company pursuant to the Agreement, shall not be required or be obliged to provide any notification to any party whatsoever in relation to the state, nature, chemical content or quality of the Goods.

7.3
Nothing in this Clause 7 shall be construed to relieve the Company from any liability for the Company’s failure to identify whether any Lot of Copper delivered to the Trust is of an Acceptable Delivery Brand.

8.	Tallying / Weighing / Measuring of the Goods

8.1
All operations with respect to the Storage Services provided by the Company hereunder, such as superintending, sampling, taring, tallying, weighing, measuring, etc., and receiving the Goods under survey, shall be undertaken only on the specific instructions of the Customer or otherwise in accordance with the terms of the Agreement and all costs thereof and relating thereto shall be payable by the Customer and, if first paid by the Company, shall be reimbursed to the Company by the Customer forthwith upon demand.

9.	Delivery / Transportation / Loading / Unloading

9.1
A statement by the Customer on the time of delivery of the Goods by the Customer or its designated representatives shall not be binding on the Company and the Company shall not be taken to guarantee the arrival time of the Goods.

9.2
In the event that the loading and/or unloading time under any bill of lading and/or charterparty in respect of the Goods is inadequate regardless of the cause thereof, all costs resulting therefrom, including, without limitation, any demurrage charges shall be borne by the Customer, notwithstanding that the Company was the party that accepted or entered into the bill of lading and/or charter party from which the aforesaid costs arise.

9.3
If delivery of the Goods or any part thereof is not taken by the Customer at the time and place when and where the Company or any person whose services the Company makes use of calls upon the Customer to take delivery thereof, the Company shall be entitled to store the Goods or any part thereof at the sole risk of the Customer, whereupon the liability of the Company in respect of such Goods shall wholly cease and the cost of such storage and all other expenses and liability whatsoever paid or payable or incurred or which may be incurred by the Company shall be paid by the Customer on demand.

9.4	The Company requires a minimum of 48 hours notice before delivery out. Delivery out shall take place during normal working hours. In addition the Customer shall provide

(a)	clear written instructions and details of the party collecting on Customer’s behalf; and

(b)	full payment of all outstanding charges relating to the Storage Services up to the date of collection, whether relating to the Goods to be delivered out or otherwise.

9.5	[Intentionally Omitted.]

9.6	[Intentionally Omitted.]

9.7	The Company shall be entitled to treat any form of instructions from the Customer, in respect of delivering out to or holding the Goods for another person, as:

(a)	authority to accept that other person’s instructions; and

(b)	confirmation that the other person has appropriate legal interest in the Goods to give instructions as to their collection.

9.8
The Customer shall notify the Company of all disposals of the Goods by sale or otherwise. In the event that the Company is in any doubt as to the entitlement of any party to collect Goods, it shall be entitled to refuse or delay delivery without any liability for any costs and expenses until such doubt can be resolved to the reasonable satisfaction of the Company.

9.9
Split collections may incur a supplementary charge. The maximum delivery out charge to Free on Truck (FOT) is notified from time-to-time by the Company to the LME and posted on the LME website. Loading into Containers or any other form of conveyance will incur additional charges. It is the responsibility of the Customer to present vehicles for loading promptly at the agreed time. Haulers are responsible for their own blocking, bracing and securing and ensuring that vehicle payload is within legal limits.

9.10
The Goods are not necessarily in free circulation. Any declaration or registration of the substance that is required under REACH together with any customs clearance and payment of duty, value added tax or other state or national taxes must be arranged and paid for by the Customer before the Goods can be removed from the periphery of the warehouse premises itself with the relevant Warehouse Location.

10.          Insurance

10.1
Except as otherwise agreed in writing, the Company does not insure the Goods and the Customer shall self insure or make arrangements to cover the Goods against all insurable risks to their full insurable value (including all duties and taxes).

10.2	Any right for the insurer to bring a subrogated claim against the Company shall be excluded.

10.3
In the event that the Customer requires the assistance of the Company to take out any insurance on the Goods for and on behalf of the Customer, the Company may upon the written request by the Customer and on terms to be agreed take out such insurance on the Goods against such risks as may be notified by the Customer.

10.4	Where the Company utilizes derricks and/or any other such equipment for carrying out the instructions given by the Customer with respect to Storage Services, it shall be entitled to arrange insurance at the Customer’s sole expense to cover the Company’s risks arising from the use of such equipment.

11.          General Indemnities in Connection with Storage Services

11.1
The Customer undertakes that no claim shall be made by the Customer against any director, servant or employee of the Company which imposes or seek to impose upon them any liability in connection with any part or all of the Storage Services undertaken by the Company and if any such claim is made by the Customer, the Customer undertakes to indemnify the Company and the said director, servant or employee against all consequences thereof.

11.2	With respect to the Storage Services provided hereunder, the Customer shall hold harmless, defend and keep the Company indemnified from and against:

(a)
All liability, loss, damage, delays, costs and expenses, including without prejudice to the generality of the foregoing, all duties, taxes, imports, levies, deposits and outlays of whatsoever nature, levied by any Authority in relation to the Goods and for all payments and fines arising out of the Company acting in accordance with the Customer’s instructions with respect to the Storage Services or arising from any breach by the Customer of any warranty or obligation contained in this Schedule B-1 or from the negligence of the Customer;

(b)	Without derogation from sub-clause (a) above,

(i)
any liability assumed or incurred by the Company when by reason of carrying out the Customer’s instructions with respect to the Storage Services the Company has reasonably become liable or may become liable to any other party;

(ii)	any claim from any third party arising out of or in connection with a latent defect, inherent vice or poor condition of the Goods; and

(iii)	any delay, cost, fine or extra expenditure suffered in connection with REACH.

(c)
All claims, costs and demands whatsoever and by whomsoever made in excess of the liability of the Company under the terms of this Schedule B-1 regardless whether such claims, costs and demands arise from or in connection with the negligence or breach of duty of the Company its servants, Sub-Contractors or agents.

(d)
Any advice or information, in whatever form as may be given or provided by the Company for the Customer only, and the Customer shall defend, indemnify and hold harmless the Company for all liability, loss, damage, costs and expenses arising out of any other person relying on such advice or information; provided that advice and information which are not related to instructions accepted by the Company are provided gratuitously and without liability.

(e)
The Customer expressly agrees that no Sub-Contractor shall in any circumstances have any direct liability to the Customer for any loss or damage or delay of whatsoever kind arising or resulting directly or indirectly from any act, neglect or default on his part while acting in the course of or in connection with his employment or as agent of the Company or otherwise. For the avoidance of doubt, the foregoing shall not be deemed to relieve the Company from any liability it may have to the Customer under this Schedule B-1.

(f)
Any demurrage or loss, damage, contamination, soiling or detention before, during or after the carriage of property (including but not limited to Containers) of the Company or any person or vessel referred to herein caused directly or indirectly by the Customer or any person acting as servants, agents or independent contractors for or on behalf of the Customer.

12.	Lien

12.1
All Goods and documents in the possession, custody and control of the Company or its agents or Affiliates shall be subject to a general lien and right of detention for all sums (including, without limitation, all Warehousing Fees, costs and charges payable by the Customer) due to the Company at any time and from time to time whether in respect of Storage Services provided or in respect of such Goods.

13.          Containers

13.1
With respect to the Storage Services provided hereunder, if a Container holding Goods has not been packed or stuffed by the Company, the Company shall not be liable for loss of or damage to the contents thereof if caused by:

(a)	the manner in which the Container has been packed or stuffed;

(b)	the unsuitability of the contents for carriage in Containers;

(c)
the unsuitability or defective condition of the Container provided that where the Container has been supplied by or on behalf of the Company, this paragraph shall apply only if the unsuitability or defective condition (i) arose without any negligence on the part of the Company or (ii) would have been apparent upon reasonable inspection by the Customer or person acting on behalf of the Customer or (iii) arose as a result of the peculiarity of the Goods and such peculiarity is not made known to the Company; or

(d)	the Container not being sealed at the commencement of any carriage;

13.2	The Customer shall defend, indemnify and hold harmless the Company against all liability, loss, damage, costs and expenses arising from one or more of the matters provided for in Clause 13.1 above.

13.3
Where the Company is instructed to provide a Container, in the absence of any specific request in writing, the Company is not under an obligation to provide a Container of any particular type or quality.

14.          Company acting as Agent of the Customer

14.1	With respect to the Storage Services provided hereunder:

(a)
To the extent that the Company acts as an agent of the Customer, the Company does not make or purport to make any contract with the Customer for the carriage, storage or handling of the Goods nor for any other physical service in relation to them and acts solely on behalf of the Customer in securing such services by establishing contracts with third parties so that direct contractual relationships are established between the Customer and such third parties.

(b)	The Company shall not be liable for the acts or omissions of such third parties referred to in sub-clause (a) above.

(c)
In respect of the Goods to be forwarded whether they are carriers by land, sea or air (whether shipowners, lightermen, canal, railway or aircraft operators or others) or warehouse keepers or other persons, the Company shall not be responsible for any accident or for any act of neglect or default howsoever arising whether willful or otherwise on the part of its agents or those with whom it contracts. The Company shall not be responsible for any money paid or remitted by it on behalf of the senders to any persons in respect of the Goods to be forwarded, whether for the purpose of paying duties or charges in respect of the Goods or otherwise. All general and special exemptions stated in this Clause shall apply, although the particular rates or charges made by the Company to the senders or persons forwarding the Goods may not be identical with the amounts paid by it to such agents, contractors or other persons.

14.2	With respect to the Storage Services provided hereunder:

(a)
Without prejudice to Clause 6.5, the Company, when acting as an agent of the Customer, has the authority of the Customer to enter into contracts on the Customer’s behalf and to do such acts so as to bind the Customer by such contracts and acts in all respects notwithstanding any departure from the Customer’s instructions.

(b)	The Company shall only forward Goods subject to the contracts, terms, conditions and regulations of the various persons, companies or Authorities into whose possession the Goods may pass.

(c)
The Customer shall defend, indemnify and hold harmless the Company in respect of all liability, loss, damage, costs or expenses arising out of any contracts made in the procurement of the satisfaction of the Customer’s requirements in accordance with this Clause 14.

15.         Company acting as Principal

15.1
With respect to the Storage Services provided hereunder, to the extent that the Company contracts as principal for the performance of the Customer’s instructions, the Company undertakes to perform or in its own name to procure the performance of the Customer’s instructions and subject to the provisions of this Schedule B-1 shall be liable for the loss of or damage to the Goods occurring from the time that the Goods are taken into its charge until the time of delivery.

15.2
Notwithstanding any other provision in this Schedule B-1, except for the provisions in Clause 19, 20, 23 and 24, if it is proven that loss of or damage to the Goods occurred, the Company’s liability shall be determined by the provisions contained in any international convention or national law, the provisions of which:

(a)	cannot be departed from by private contract, to the detriment of the claimant; and

(b)
would have applied if the claimant had made a separate and direct contract with the actual provider of the particular service in respect of that service or stage of carriage where the loss or damage occurred and received as evidence thereof any particular document which must be issued if such international convention or national law shall apply.

15.3
Notwithstanding any provision in this Schedule B-1, but subject to Clauses 15.2 and 15.4, if it can be proved that the loss of or damage to the Goods occurred at sea or inland waterway, the Company’s liability shall be limited to those set out in the Hague-Visby Rules and the Company shall be entitled to rely on all defenses, exemptions or limitations provided to carriers by the Hague-Visby Rules. Reference in the Hague-Visby Rules to carriage by sea shall be deemed to include reference to carriage by inland waterways and the Hague-Visby Rules shall be construed accordingly.

15.4
Notwithstanding the provisions of Clause 15.3, if the loss of or damage to the Goods occurred at sea or on inland waterways, and the owner, charterer or operator of the vessel establishes a limitation fund, the liability of the Company shall be limited to the proportion of the said limitation fund allocated to the Goods.

16.          General Average and Both to Blame Collision

16.1
The Customer shall defend, indemnify and hold harmless the Company in respect of any general average or any claims of a general average nature which may be made on the Company and the Customer shall provide such security as may be required by the Company in this connection.

16.2
The current Both-to-Blame Collision Clause as adopted by BIMCO is incorporated in and deemed to form part of this Schedule B-1. If the vessel comes into collision with another vessel as a result of the negligence of the other vessel and any act of negligence of default of the master, marines, pilot or the servant of the carrier in the navigation or in the management of the vessel, the merchant will indemnify the carrier against all loss or liability to the other or non-carrying vessel or her owner insofar as such loss or liability represents loss of or damage to or any claim whatsoever of the owner of the said goods paid or payable by the carrying vessel or her owner as part of his claim against the carrying vessel or carrier. The foregoing provisions shall also apply where the owner operator or those in charge of any vessels or objects other than or in addition to the colliding vessels or objects are at fault in respect of a collision or contract.

17.          Miscellaneous

17.1
The waiver by the Company of a breach or default of any of the provisions set out in this Schedule B-1 shall not be construed as a waiver of any succeeding breach of the same or other provisions herein nor shall any delay or omission on the part of the Company to exercise or avail itself of any right power or privilege that it has or may have hereunder operate as a waiver of any breach or default by the Customer.

17.2
The rights and remedies conferred on the Company under this Schedule B-1 shall be cumulative and shall be in addition to and without prejudice to any rights or remedies otherwise available (whether at law or in equity) to the Company.

17.3	The defenses and limits of liability provided for by this Schedule B-1 shall apply in any action against the Company whether such action be founded in contract or tort or in whatsoever form.

17.4
If any Clause or sub-clause of any part of this Schedule B-1 is unlawful, that Clause or sub-clause shall be deemed deleted, the Schedule B-1 remaining in full force as if such Clause or sub-clause had never been contained in it.

17.5
Warehousing Fees shall begin to accrue upon delivery of the Goods to the Company in accordance with the terms hereof and shall be paid in full. The Customer shall not be entitled to assert any credit set-off or counterclaim against the Company in order to justify withholding payment of any such Warehousing Fees in whole or in part.

For Storage Services rendered in the Netherlands apply Clauses 18-21 below.

18.          General Liability in Connection with Storage Services

With respect to the Storage Services provided hereunder and subject to Section 4.03 of the Agreement:

18.1
All activities of work shall be performed for the Customer’s account and risk. The Company shall not be liable for any damage or loss, unless the Customer proves that the damage or loss was caused by gross negligence or willful misconduct of the Company. In case of damage or loss because of theft by burglary, the Company shall be considered to have applied adequate care, if it has provided proper closure of the place of storage.

18.2
While the burden of proof to the contrary as to the cause rests upon the Customer, no liability exists in case damage or loss occurred due to (i) goods stored in open air (ii) handling, loading, storing, unloading by the Customer or persons acting for account of the Customer (iii) the nature of the Goods and/or through spontaneous combustion, inflammation, melting, breaking, corrosion, decay, desiccation, leakage, normal reduction of quality, or the action of moth or vermin etc. (iv) heat, sold, temperature variations or humidity if it was not agreed that the storage would be undertaken in a space meant to protect from such conditions (v) insufficiency or inadequacy of number, letters or marks of the package.

18.3
If the Company proves that the damage or loss could have been a consequence, in whole or part, of one of the special risks indicated sub clauses 18.2 (i) - (v) above, the damage or loss is presumed to be the sole result of such risk(s).

18.4
No liability exists if the Company proves that it has taken all measures that, taking into account all of the circumstances, could reasonably have been expected from it. Such is deemed precedent in case of force majeure, governmental measures, claims, molest, strike, exclusion, sabotage, revolt, plundering, stagnation, fire, smoke, explosion, radiation, fire extinguishing water, water pipe breakage, flood, storm and in general any external calamity.

18.5	The Company shall only be liable for the Goods themselves and shall never be liable for indirect, consequential or special damages, lost profits, financial loss and immaterial damage.

18.6
The Company shall be relieved of its obligations with respect to the Storage Services provided hereunder, to the extent that the performance of such obligations is prevented or delayed by, or the non-performance of such obligations results wholly or partly from, the act or omission of the Customer or its agent (including any breach by the Customer of the terms or conditions in this Schedule) or by storm, flood, fire, explosion, civil disturbance, governmental or quasi-governmental action, breakdown or unavailability of premises, equipment or labor, or any other cause beyond the reasonable control of the Company.

19.          Amount of Compensation

With respect to the Storage Services provided hereunder:

19.1
In all cases and under all circumstances the Company’s liability in relation to lost or damaged Goods pursuant to any claims with respect to Storage Services provided hereunder shall be limited to the lower of (i) SDR2,000 per metric ton gross weight lost or damaged and (ii) the value of the Goods on the date of issue of the Warehouse Receipt.

19.2
Notwithstanding 19.1 above, the Company’s liability to the Customer for Storage Services shall additionally be capped at SDR100,000 per event or series of events leading to the same cause of damage regardless of the number of Warehouse Receipts held by the Customer.

19.3	For claims other than loss or damage to Goods pursuant to any claims with respect to Storage Services hereunder, the Company’s liability shall be capped at €681. per event.

20.	Time for commencing suit

20.1
All claims against the Company shall become extinct and irrevocably time barred if legal proceedings are not commenced within a period of 12 months.  The period shall commence on the earliest of (i) the day after the Company redelivered or should have redelivered the Goods (ii) the day the Company informed the Customer of the event giving rise to such claim; or (iii) notwithstanding the above, in any event this period shall commence on the say such claim has become due and payable.

21.	Governing Law

21.1  With respect to Storage Services rendered in the Netherlands, this Schedule B-1 shall be governed by Dutch Law.

For Storage Services rendered in Belgium apply Clauses 22-25 below.

22.          General Liability in Connection with Storage Services

With respect to the Storage Services provided hereunder and subject to Section 4.03 of the Agreement:

22.1	The Company is only liable for the damage and/or loss that is the direct consequence of its proven fault.

22.2
The Company is exempt from liability (i) for loss of profits, special, consequential or indirect loss or any kind, (ii) arising out of events occurring before or after Goods were in the custody of the Company, (iii) arising out of incorrect/incomplete instructions and (iv) arising out of circumstances beyond its reasonable control in particular the cases set out in Article 7 of the KVBG terms.

22.3
The Company shall be relieved of its obligations with respect to the Storage Services provided hereunder, to the extent that the performance of such obligations is prevented or delayed by, or the non-performance of such obligations results wholly or partly from, the act or omission of the Customer or its agent (including any breach by the Customer of the terms or conditions in this Schedule) or by storm, flood, fire, explosion, civil disturbance, governmental or quasi-

governmental action, breakdown or unavailability of premises, equipment or labor, or any other cause beyond the reasonable control of the Company.

23.          Amount of Compensation

With respect to the Storage Services provided hereunder:

23.1
The Company is only liable for the damage and/or loss with respect to any claims relating to the Storage Services that is the direct consequence of its proven fault. The liability of the Company is limited to €l25. per metric ton.

23.2	The maximum liability per Warehouse Receipt regardless of the number of packages for each claim, shall in no case exceed €2,500.

23.3
Notwithstanding 23.1 and 23.2 above, in the event of multiple claims by the Customer, the Company’s liability shall be limited to €25,000, regardless of the number of Warehouse Receipts held by the Customer.

24.	Time for commencing suit

24.1
All liability of the Company with respect to any claims relating to the Storage Services shall lapse if the claim is not lodged in writing at the conclusion of the task. Without Prejudice to the above, any claim against the Company shall expire and be irrevocably time barred one year after the determination of the damage and/or shortage and/or loss, or in the case of dispute, one year after the date of invoice, unless a shorter date is fixed by law.

25.	Governing Law

25.1	With respect to Storage Services rendered in Belgium, all legal disputes shall be settled according to this Schedule B-1 and according to Belgian law.

Schedule C-1

Storage Services Terms and Conditions for Physical Copper
for the Henry Bath & Son Ltd. and Henry Bath Italia Srl Permitted Warehouse Locations

1.	Definitions for purposes of this Schedule C-1

“Affiliates” means Henry Bath BV and Henry Bath Singapore Pte Ltd, Henry Bath LLC and Henry Bath Ardiye Hizmetleri Limited Sirketi;

“Agreement” means the Authorized Participant Warehouse Agreement made as of [●], 2011 by and between the Henry Bath Group and the Customer (including the Addendum and any Exhibits attached thereto), into which this Schedule C-1 is incorporated;

“Authority” means a duly constituted legal or administrative person acting within its legal powers and exercising jurisdiction within any nation, state, municipality, port or airport;

“BIMCO” means the Baltic and International Maritime Council;

“Company” means the company that is providing the Storage Services, being either Henry Bath & Son Ltd., whose registered office is at 8 Princes Dock, Princes Parade, St Nicholas Place, Liverpool L3 1DL, or Henry Bath Italia Srl, whose registered office is at Piazzale Legnami, registered at the Companies Register of Trieste;

“Container” means freight container (including, without limitation, any container, flexitank, trailer, transportable tank, flat, pallet or any article used to consolidate goods) which may carry unique identification numbers and markings, as well as any equipment (including devices which permit its ready handling) forming part thereof or connected thereto;

“Customer” means J.P. Morgan Commodity ETF Services LLC, a Delaware limited liability company;

“Dangerous Goods” includes (a) goods defined as “Dangerous” or “Hazardous” under applicable law, (b) goods which contain a latent defect or are or may become of a dangerous, inflammable or radioactive character or damaging to itself or other property when processed or put to normal use, or goods so dangerously packed, or goods likely to harbor or encourage vermin or other pests, or goods which owing to legal, administrative or other obstacles as to their carriage, discharge or otherwise may be detained or cause any other property or person to be detained, (c) empty receptacles which were previously used for the carriage of Dangerous Goods unless such receptacles have been rendered safe, (d) Goods which are considered to be dangerous or hazardous by any Authority and (e) Goods, packing materials or transport units that have been in contact with fumigants without the required warning information clearly displayed;

“Exchange” refers to any or all of the LME or Euronext LIFFE as relevant to the Goods;

“Goods” means the Copper in relation to which the Storage Services are provided by the Company and includes any Container, packaging or pallet supplied by or on behalf of the Customer;

“Hague-Visby Rules” means the provisions of the International Convention for the unification of certain rules relating to bills of lading signed at Brussels on 25 August 1924, as amended by the Protocol made at Brussels on 23 February 1968;

“LME” means the London Metal Exchange or any successor;

“Warehouse Contract” means the agreement between the LME and the Warehouse-keeper setting out the Warehouse-keeper’s obligations as a warehouse and under which the Warehouse-keeper agrees to abide by the SWORD Regulations (as defined in the LME Rules);

“Loss” includes (without limitation) loss (including theft), destruction, damage, unavailability, contamination, deterioration, delay, non-delivery, mis-delivery, unauthorised delivery, non compliance with instructions or obligations, or incorrect advice or information; and

“REACH” means regulation (EC)1907/2006.

1.1	Capitalized terms used but not defined in this Schedule C-1 shall have the meanings ascribed to such terms in the Agreement (including the Addendum).

1.2	Where applicable, words importing the singular include the plural and vice versa; words importing a gender includes every gender and references to persons include bodies corporate and unincorporated.

1.3	Clause headings are inserted for convenience only and shall be ignored in the interpretation of this Schedule C-1.

1.4
Storage of Goods warranted under Exchange rules and delivery out to the last Exchange Warrant holder, shall be governed by (i) the Exchange rules and regulations including the Warehouse Contract; (ii) the terms on the front and reverse of the Warrant and (iii) the United Kingdom Warehousing Association Contract Conditions for Logistics October 2006 version.

1.5	All other Storage Services provided by the Company, whether gratuitously or otherwise, shall be subject to the terms of the Agreement and this Schedule C-1.

2.	Owner of Goods

2.1	The Customer expressly warrants that it is the owner of the Goods and further warrants that it isauthorized to accept the terms of this Schedule C-1.

3.	Sub-contracting, exemptions and immunities of all servants and agents of the Company

3.1
Subject to Section 2.01(b) of the Agreement, the Company shall be entitled to sub-contract on any terms or rates the provision of the whole or any part of the Storage Services. For the avoidance of doubt, subject to the terms of the Agreement (including, without limitation, Section 2.01(b) and Section 4.03), every exemption, limitation, condition and liberty herein contained and every right, exemption from liability, defense and immunity of whatsoever nature shall still be available to the Company notwithstanding the Company’s sub-contracting of the whole or any part of the Storage Services.

4.            Methods, Procedures, Routes and Place of Storage

4.1
Subject to express agreement with the Customer, the Company shall be entitled at its absolute discretion to decide on the means, route and procedure to be followed in providing the Storage Services, subject to the terms of the Agreement. Notwithstanding the foregoing and without prejudice to the provisions in this Schedule C-1, the Company shall be at liberty to depart from the Customer’s instructions with respect to the means, route and procedure to be followed in providing the Storage Services if, in the reasonable opinion of the Company, it is at any stage necessary or desirable in the Customer’s interest to do so.

4.2
Subject to the terms of the Agreement, the Company shall have discretion where to store Goods and, with notice to the Customer, to move the Goods from one storage facility to another; provided that such facility is in the same Permitted Warehouse Location.

5.            Packing of the Goods

5.1
Except where the Company is instructed in writing by the Customer to pack the Goods, the Customer warrants that all the Goods have been properly and sufficiently prepared, packed, stowed, labeled and/or marked and the preparation, packing, stowage, labeling and marking are appropriate to any operations or transactions affecting the Goods and in particular to withstand the ordinary risks of handling, storage and carriage. The Company shall not be liable for any loss, damage or expenses incurred or suffered by the Customer as a result of the insufficiency of the packing of the Goods and the Customer shall indemnify the Company for any loss, damage or expenses incurred or suffered by the Company as a result of the insufficiency of the packing or labeling of the Goods.

5.2
The Customer warrants that where the Company receives the Goods from the Customer already stowed in or on a Container or any other device constructed for the carriage of goods (each hereafter individually referred to as the transport unit”), the transport unit is in good condition, and is suitable for the carriage of the Goods to the intended destination.

5.3
Where the Company is instructed by the Customer to provide a Container, in the absence of any specific request in writing, the Company is not under an obligation to provide a Container of any particular type or quality.

6.	Instructions and Documents to be provided to the Company with Respect to Storage Services

6.1
The Customer shall ensure that all instructions, information, documents and safety data sheets required to be provided to the Company for provision of the Storage Services by the Company are accurate and adequate and are provided to the Company promptly.

6.2
The Customer shall be liable for all consequences arising with respect to the Storage Services from the provision of inaccurate, obscure and inadequate instructions, information and/or documents; any failure to furnish any instructions, information and/or documents; or any failure to furnish any instructions, information and/or documents in time.

6.3
Except in accordance with express instructions previously received in writing and accepted in writing by the Company, the Company shall not be obliged to make any declaration for the purposes of any statute, convention, regulation or contract as to the nature, chemical content or value of any Goods or as to any special interest in delivery.

6.4	(a)	Unless otherwise previously agreed in writing, the Customer shall not deliver to the Company or cause the Company to deal with or handle Dangerous Goods.

(b)
If the Customer delivers to the Company or causes the Company to deal with or handle Dangerous Goods, the Company shall not be liable for any loss or damage whatsoever caused by or to the Dangerous Goods and the Customer shall defend, indemnify and hold harmless the Company against all penalties, claims, liabilities (whether civil, criminal or otherwise), damages, costs and expenses whatsoever arising in connection with or incidental to such loss or damage, and the Dangerous Goods may without notice be destroyed or otherwise dealt with at the sole discretion of the Company or any other person in whose custody they may be at the relevant time without compensation to and at the cost of the Customer.

(c)
If the Company agrees in writing to accept Dangerous Goods and subsequently, in the sole opinion of the Company, (i) they are deemed to constitute a risk to other goods, property, life or health or (ii) owing to legal, administrative or other obstacles whether as to their carriage, discharge or otherwise they may be detained or cause any other property or person to be detained, they may without notice be destroyed or otherwise dealt with at the expense of the Customer without compensation or any liability whatsoever attaching to the Company.

6.5
Except insofar as has otherwise been agreed in writing, with respect to the Storage Services provided to the Customer hereunder, the Company shall be entitled and the Customer hereby authorizes the Company to enter into contracts on behalf of itself or the Customer and without notice to the Customer,

(a)	for the carriage of Goods by any route, means or person;

(b)	for the carriage of Goods of any description whether containerized or not on or under the deck of any vessel;

(c)	for the storage, packing, transshipment, loading, unloading or handling of Goods by any person at any place whether on shore or afloat and for any length of time;

(d)	for the carriage or storage of Goods in Containers or with other goods of whatever nature; or

(e)	for the performance of any of its own obligations,

and to do such acts as in the sole opinion of the Company may be necessary or incidental to the performance of the Company’s obligations.

6.6
In respect of the Storage Services provided by the Company hereunder: (a) the Company shall be entitled but under no obligation to depart from the Customer’s instructions in any respect if in the sole opinion of the Company there is good reason to do so in the Customer’s interest to mitigate or prevent damage to property or to prevent injury to persons and (b) the Company shall not thereby incur any additional liability whatsoever, other than its liability (if any) hereunder.

6.7	In respect of the Storage Services provided by the Company hereunder, the Company may at any time comply with the orders or recommendations given by any Authority. The responsibility of the Company in respect of the Goods shall cease on the delivery or other disposition of the Goods in accordance with such orders or recommendations.

7.            Accuracy of Descriptions of the Goods and Quality of the Goods

7.1
The Customer warrants and is bound by the accuracy of all descriptions, values and other particulars and/or information furnished to the Company in respect of the Goods for the purposes of customs clearance or any other purposes whatsoever and the Customer shall indemnify the Company from and against any and all losses, damages, expenses and fines whatsoever arising from the inaccuracy of any descriptions, particulars and/or information furnished, even if such inaccuracy is not due (whether in whole or in part) to any negligence or fault on the part of the Customer.

7.2
The Company shall not act as an expert in relation to the nature or quality of the Goods and, other than any reporting or notification obligations of the Company pursuant to the Agreement, shall not be required or be obliged to provide any notification to any party whatsoever in relation to the state, nature, chemical content or quality of the Goods.

7.3
Nothing in this Clause 7 shall be construed to relieve the Company from any liability for the Company’s failure to identify whether any Lot of Copper delivered to the Trust is of an Acceptable Delivery Brand.

8.	Tallying / Weighing / Measuring of the Goods
8.1
All operations with respect to the Storage Services provided by the Company hereunder, such as superintending, sampling, taring, tallying, weighing, measuring, etc., and receiving the Goods under survey, shall be undertaken only on the specific instructions of the Customer or otherwise in accordance with the terms of the Agreement and all costs thereof and relating thereto shall be payable by the Customer and, if first paid by the Company, shall be reimbursed to the Company by the Customer forthwith upon demand.

9.	Delivery / Transportation / Loading / Unloading

9.1
A statement by the Customer on the time of delivery of the Goods by the Customer or its designated representatives shall not be binding on the Company and the Company shall not be taken to guarantee the arrival time of the Goods.

9.2
In the event that the loading and/or unloading time under any bill of lading and/or charterparty in respect of the Goods is inadequate regardless of the cause thereof, all costs resulting therefrom, including, without limitation, any demurrage charges shall be borne by the Customer, notwithstanding that the Company was the party that accepted or entered into the bill of lading and/or charter party from which the aforesaid costs arise.

9.3
If delivery of the Goods or any part thereof is not taken by the Customer at the time and place when and where the Company or any person whose services the Company makes use of calls upon the Customer to take delivery thereof, the Company shall be entitled to store the Goods or any part thereof at the sole risk of the Customer, whereupon the liability of the Company in respect of such Goods shall wholly cease and the cost of such storage and all other expenses and liability whatsoever paid or payable or incurred or which may be incurred by the Company shall be paid by the Customer on demand.

9.4	The Company requires a minimum of 48 hours notice before delivery out. In addition the Customer shall provide

(a)	clear written instructions and details of the party collecting on Customer’s behalf; and

(b)	full payment of all outstanding charges relating to the Storage Services up to the date of collection, whether relating to the Goods to be delivered out or otherwise.

9.5	[Intentionally Omitted.]

9.6	[Intentionally Omitted.]

9.7	The Company shall be entitled to treat any form of instructions from the Customer, in respect of delivering out to or holding the Goods for another person, as:

(a)	authority to accept that other person’s instructions; and

(b)	confirmation that the other person has appropriate legal interest in the Goods to give instructions as to their collection.

9.8
The Customer shall notify the Company of all disposals of the Goods by sale or otherwise. In the event that the Company is in any doubt as to the entitlement of any party to collect Goods, it shall be entitled to refuse or delay delivery without any liability for any costs and expenses until such doubt can be resolved to the reasonable satisfaction of the Company.

9.9
Split collections may incur a supplementary charge. The maximum delivery out charge to Free on Truck (FOT) is notified from time-to-time by the Company to the LME and posted on the LME website. Loading into Containers or any other form of conveyance will incur additional charges. It is the responsibility of the Customer to present vehicles for loading promptly at the agreed time. Haulers are responsible for their own blocking, bracing and securing and ensuring that vehicle payload is within legal limits.

9.10
The Goods are not necessarily in free circulation. Any declaration or registration of the substance that is required under REACH together with any customs clearance and payment of duty, value added tax or other state or national taxes must be arranged and paid for by the Customer before the Goods can be removed from the periphery of the warehouse premises itself with the relevant Warehouse Location.

10.          Insurances

10.1
Except as otherwise agreed in writing, the Company does not insure the Goods and the Customer shall self insure or make arrangements to cover the Goods against all insurable risks to their full insurable value (including all duties and taxes).

10.2	Any right for the insurer to bring a subrogated claim against the Company shall be excluded.

10.3
In the event that the Customer requires the assistance of the Company to take out any insurance on the Goods for and on behalf of the Customer, the Company may upon the written request by the Customer and on terms to be agreed take out such insurance on the Goods against such risks as may be notified by the Customer.

10.4
Where the Company utilizes derricks and/or any other such equipment for carrying out the instructions given by the Customer with respect to Storage Services, it shall be entitled to arrange insurance at the Customer’s sole expense to cover the Company’s risks arising from the use of such equipment.

11.          General Indemnities in Connection with Storage Services

11.1
The Customer undertakes that no claim shall be made by the Customer against any director, servant or employee of the Company which imposes or seek to impose upon them any liability in connection with any part or all of the Storage Services undertaken by the Company and if any such claim is made by the Customer, the Customer undertakes to indemnify the Company and the said director, servant or employee against all consequences thereof.

11.2	With respect to the Storage Services provided hereunder, the Customer shall hold harmless, defend and keep the Company indemnified from and against:

(a)
All liability, loss, damage, delays, costs and expenses whatsoever, including without prejudice to the generality of the foregoing, all duties, taxes, imports, levies, deposits and outlays of whatsoever nature, levied by any Authority in relation to the Goods and for all payments and fines arising out of the Company acting in accordance with the Customer’s instructions with respect to the Storage Services or arising from any breach by the Customer of any warranty or obligation contained in this Schedule C-1 or from the negligence of the Customer;

(b)	Without derogation from sub-clause (a) above,

(i)
any liability assumed or incurred by the Company when by reason of carrying out the Customer’s instructions with respect to the Storage Services the Company has reasonably become liable or may become liable to any other party;

(ii)	any claim from any third party arising out of or in connection with a latent defect, inherent vice or poor condition of the Goods; and

(iii)  any delay, cost, fine or extra expenditure suffered in connection with REACH.

(c)
All claims, costs and demands whatsoever and by whomsoever made in excess of the liability of the Company under the terms of this Schedule C-1 regardless whether such claims, costs and demands arise from or in connection with the negligence or breach of duty of the Company its servants, Sub-Contractors or agents.

(d)
Any advice or information, in whatever form as may be given or provided by the Company for the Customer only, and the Customer shall defend, indemnify and hold harmless the Company for all liability, loss, damage, costs and expenses arising out of any other person relying on such advice or information; provided that advice and information which are not related to instructions accepted by the Company are provided gratuitously and without liability.

(e)
The Customer expressly agrees that no Sub-Contractor shall in any circumstances have any direct liability to the Customer for any loss or damage or delay of whatsoever kind arising or resulting directly or indirectly from any act, neglect or default on his part while acting in the course of or in connection with his employment or as agent of the Company or otherwise. For the avoidance of doubt, the foregoing shall not be deemed to relieve the Company from any liability it may have to the Customer under this Schedule C-1.

(f)
Any demurrage or loss, damage, contamination, soiling or detention before, during or after the carriage of property (including but not limited to Containers) of the Company or any person or vessel referred to herein caused directly or indirectly by the Customer or any person acting as servants, agents or independent contractors for or on behalf of the Customer.

12.	Lien

12.1
All Goods and documents in the possession, custody and control of the Company or its agents or Affiliates shall be subject to a general lien and right of detention for all sums (including, without limitation, all Warehousing Fees, costs and charges payable by the Customer) due to the Company at any time and from time to time whether in respect of Storage Services provided or in respect of such Goods.

13.          Containers

13.1
With respect to the Storage Services provided hereunder, if a Container holding Goods has not been packed or stuffed by the Company, the Company shall not be liable for loss of or damage to the contents thereof if caused by:

(a)	the manner in which the Container has been packed or stuffed;

(b)	the unsuitability of the contents for carriage in Containers;

(c)
the unsuitability or defective condition of the Container provided that where the Container has been supplied by or on behalf of the Company, this paragraph shall apply only if the unsuitability or defective condition (i) arose without any negligence on the part of the Company or (ii) would have been apparent upon reasonable inspection by the Customer or person acting on behalf of the Customer or (iii) arose as a result of the peculiarity of the Goods and such peculiarity is not made known to the Company; or

(d)	the Container not being sealed at the commencement of any carriage.

13.2	The Customer shall defend, indemnify and hold harmless the Company against all liability, loss, damage, costs and expenses arising from one or more of the matters provided for in Clause 13.1 above.

13.3
Where the Company is instructed to provide a Container, in the absence of any specific request in writing, the Company is not under an obligation to provide a Container of any particular type or quality.

14.          General Liability in Connection with Storage Services

With respect to the Storage Services provided hereunder, and subject to Section 4.03 of the Agreement:

14.1         Subject to Clause 14.2 below, the Company excludes all liability for Loss however arising.

14.2
If and to the extent that such Loss is directly caused by negligence or willful act or default of the Company, its employees (acting in furtherance of their duties as employees) or Sub-Contractors or agents (acting in furtherance of their duties as Sub-Contractors or agents) and subject to Clauses 14.3, 14.6 and 14.7 below, the Company will accept liability for Loss assessed on normal legal principles but not exceeding the Limit fixed by Clause 14.4. Any quantification of value includes duties and taxes.

14.3	In no case shall the Company be liable for any lost profit, income or savings, wasted expenditure or indirect or consequential loss.

14.4	In no case shall any liability of the Company (including inter alia any liability in respect of duties and taxes) exceed the Limit, fixed as follows:

(a)
The Customer may specify the Limit as an amount (in Sterling, US Dollars or Euros) per metric ton weight by notice in writing stating the Limit and the nature and maximum value of the Goods, including duty and taxes. The Limit nominated by the Customer shall apply in respect of any cause of action arising after the Date (which means the 10th working day after the relevant notice is actually received by the Company). This right is conditional upon the Customer paying within 7 days of receipt the Company’s invoices for its costs in insuring against its potential liability up to the Limit and/or to the extent that the Company elects to carry the risk itself, its extra charge equivalent to the estimated or likely cost of such insurance.

(b)
If the Company having made reasonable efforts is unable to obtain insurance on reasonable terms to cover its liability up to the Limit nominated by the Customer, or if the Customer has not yet paid any invoice issued under sub clause 14.4(a), the Company may give 7 days written notice, and the Limit for causes of action arising after expiry shall be fixed as per sub-clause (c) below.

(c)	Unless and until a higher Limit has been fixed under sub-clause 14.4(a) and continues in effect, the Limit shall be the lower of the following:

(i)	£100 per metric ton, or

(ii)	£2,500 in any event whatsoever in respect of any one claim or one incident or series of related incidents; or

(iii)	in the event of multiple claims by a Customer the Limit shall not exceed a maximum amount of £22,500, regardless of the number of Warehouse Receipts held by such Customer.

14.5
Without prejudice to the Company’s rights under this Schedule C-1 or otherwise to be paid free from deduction or set–off, any limitation of liability on the part of the Company shall be applied to any claim by the Customer before any set-off or counterclaim is asserted against money due to the Company.

14.6
The Company shall not be liable for any claim by the Customer unless the Company receives (i) written notice of the claim within 10 days of the event giving rise to such claim and (ii) sufficient detail in writing to enable investigation of such claim within 21 days of the event giving rise to such claim . In the case of failure to deliver, time shall run from the first working day after the expected date of delivery. No legal proceedings (including any counterclaim) may be brought against the Company unless they are issued and served within 9 months of the event giving rise to the claim.

14.7
The Company shall not be liable hereunder for any Loss to the extent that the same is caused by a breach of any of the Customer’s obligations or warranties or by any of the circumstances by virtue of which the Company is relieved of its contractual obligations under Clause 15.

15.          Force Majeure

15.1
The Company shall be relieved of its obligations with respect to the Storage Services provided hereunder, to the extent that the performance of such obligations is prevented or delayed by, or the non-performance of such obligations results wholly or partly from, the act or omission of the Customer or its agent (including any breach by the Customer of the terms or conditions in this Schedule) or by storm, flood, fire, explosion, civil disturbance, governmental or quasi-governmental action, breakdown or unavailability of premises, equipment or labor, or any other cause beyond the reasonable control of the Company.

16.	Governing Law

16.1
This Schedule C-1 between the Customer and the Company and any claims arising out of or in connection with provision of Storage Services by the Company in contract or tort or otherwise shall be governed by the law of England.

17.	Company acting as Agent of the Customer

17.1	With respect to the Storage Services provided hereunder:

(a)
To the extent that the Company acts as an agent of the Customer, the Company does not make or purport to make any contract with the Customer for the carriage, storage or handling of the Goods nor for any other physical service in relation to them and acts solely on behalf of the Customer in securing such services by establishing contracts with third parties so that direct contractual relationships are established between the Customer and such third parties.

(b)	The Company shall not be liable for the acts or omissions of such third parties referred to in sub-clause (a) above.

(c)
In respect of the Goods to be forwarded whether they are carriers by land, sea or air (whether shipowners, lightermen, canal, railway or aircraft operators or others) or warehouse keepers or other persons, the Company shall not be responsible for any accident or for any act of neglect or default howsoever arising whether willful or otherwise on the part of its agents or those with whom it contracts. The Company shall not be responsible for any money paid or remitted by it on behalf of the senders to any persons in respect of the Goods to be forwarded, whether for the purpose of paying duties or charges in respect of the Goods or otherwise. All general and special exemptions stated in this Clause shall apply, although the particular rates or charges made by the Company to the senders or persons forwarding the Goods may not be identical with the amounts paid by it to such agents, contractors or other persons.

17.2	With respect to the Storage Services provided hereunder:

(a)
Without prejudice to Clause 6.5, the Company, when acting as an agent of the Customer, has the authority of the Customer to enter into contracts on the Customer’s behalf and to do such acts so as to bind the Customer by such contracts and acts in all respects notwithstanding any departure from the Customer’s instructions.

(b)	The Company shall only forward Goods subject to the contracts, terms, conditions and regulations of the various persons, companies or Authorities into whose possession the Goods may pass.

(c)
The Customer shall defend, indemnify and hold harmless the Company in respect of all liability, loss, damage, costs or expenses arising out of any contracts made in the procurement of the satisfaction of the Customer’s requirements in accordance with this Clause 17.

18.          Company acting as Principal

18.1
With respect to the Storage Services provided hereunder, to the extent that the Company contracts as principal for the performance of the Customer’s instructions, the Company undertakes to perform or in its own name to procure the performance of the Customer’s instructions and subject to the provisions of this Schedule C-1 shall be liable for the loss of or damage to the Goods occurring from the time that the Goods are taken into its charge until the time of delivery.

18.2
Notwithstanding any other provision in this Schedule C-1, if it is proven that loss of or damage to the Goods occurred, the Company’s liability shall be determined by the provisions contained in any international convention or national law, the provisions of which:

(a)	cannot be departed from by private contract, to the detriment of the claimant; and

(b)
would have applied if the claimant had made a separate and direct contract with the actual provider of the particular service in respect of that service or stage of carriage where the loss or damage occurred and received as evidence thereof any particular document which must be issued if such international convention or national law shall apply.

18.3
Notwithstanding any provision in this Schedule C-1, but subject to Clause 18.4, if it can be proved that the loss of or damage to the Goods occurred at sea or inland waterway, the Company’s liability shall be limited to those set out in the Hague-Visby Rules and the Company shall be entitled to rely on all defences, exemptions or limitations provided to carriers by the Hague-Visby Rules. Reference in the Hague-Visby Rules to carriage by sea shall be deemed to include reference to carriage by inland waterways and the Hague-Visby Rules shall be construed accordingly;

18.4
Notwithstanding the provisions of Clause 18.3, if the loss of or damage to the Goods occurred at sea or on inland waterways, and the owner, charterer or operator of the vessel establishes a limitation fund, the liability of the Company shall be limited to the proportion of the said limitation fund allocated to the Goods.

19.          General Average and Both to Blame Collision

19.1
The Customer shall defend, indemnify and hold harmless the Company in respect of any general average or any claims of a general average nature which may be made on the Company and the Customer shall provide such security as may be required by the Company in this connection.

19.2
The current Both-to-Blame Collision Clause as adopted by BIMCO is incorporated in and deemed to form part of this Schedule C-1. If the vessel comes into collision with another vessel as a result of the negligence of the other vessel and any act of negligence of default of the master, marines, pilot or the servant of the carrier in the navigation or in the management of the vessel, the merchant will indemnify the carrier against all loss or liability to the other or non-carrying vessel or her owner insofar as such loss or liability represents loss of or damage to or any claim whatsoever of the owner of the said goods paid or payable by the carrying vessel or her owner as part of his claim against the carrying vessel or carrier. The foregoing provisions shall also apply where the owner operator or those in charge of any vessels or objects other than or in addition to the colliding vessels or objects are at fault in respect of a collision or contract.

20.          Miscellaneous

20.1
The waiver by the Company of a breach or default of any of the provisions set out in this Schedule C-1 shall not be construed as a waiver of any succeeding breach of the same or other provisions herein nor shall any delay or omission on the part of the Company to exercise or avail itself of any right power or privilege that it has or may have hereunder operate as a waiver of any breach or default by the Customer.

20.2
The rights and remedies conferred on the Company under this Schedule C-1 shall be cumulative and shall be in addition to and without prejudice to any rights or remedies otherwise available (whether at law or in equity) to the Company.

20.3	The defenses and limits of liability provided for by this Schedule C-1 shall apply in any action against the Company whether such action be founded in contract or tort or in whatsoever form.

20.4
Each exclusion or limitation in this Schedule C-1 exists separately and cumulatively. If any clause or sub-clause of any part of this Schedule C-1 is unlawful, that clause or sub-clause shall be deemed deleted, the Schedule C-1 remaining in full force as if the clause or sub-clause had never been contained in it.

20.5
Warehousing Fees shall begin to accrue upon delivery of the Goods to the Company in accordance with the terms hereof and shall be paid in full. The Customer shall not be entitled to assert any credit set-off or counterclaim against the Company in order to justify withholding payment of any such Warehousing Fees in whole or in part.

Schedule D-1

Storage Services Terms and Conditions for Physical Copper for the HB Singapore Pte Ltd. Permitted Warehouse Locations

1.            Definitions for purposes of this Schedule D-1

“Affiliates” means Henry Bath & Son Ltd., Henry Bath LLC, Henry Bath Ardiye Hizmetleri Limited Sirketi, Henry Bath Italia Srl and Henry Bath BV;

“Agreement” means the Authorized Participant Warehouse Agreement made as of [●], 2011 by and between the Henry Bath Group and the Customer (including the Addendum and any Exhibits attached thereto), into which this Schedule D-1 is incorporated;

“Authority” means a duly constituted legal or administrative person acting within its legal powers and exercising jurisdiction within any nation, state, municipality, port or airport;

“BIMCO” means the Baltic and International Maritime Council;

“Company” means Henry Bath Singapore Pte Ltd. whose registered office is at Warehouse SB8, Sembawang Wharves, 21 Deptford Road, Singapore 759660;

“Container” means freight container (including, without limitation, any container, flexitank, trailer, transportable tank, flat, pallet or any article used to consolidate goods) which may carry unique identification numbers and markings, as well as any equipment (including devices which permit its ready handling) forming part thereof or connected thereto;

“Customer” means J.P. Morgan Commodity ETF Services LLC, a Delaware limited liability company;

“Dangerous Goods” includes (a) dangerous goods as defined in the Maritime and Port Authority of Singapore (Dangerous Goods, Petroleum and Explosives) Regulations 2005, (b) goods specified in the Third Schedule to the Road Traffic (Expressway Traffic) Rules (1990 Ed.), (c) goods which are or may become of a dangerous, inflammable or radio-active character or damaging to itself or other property, or goods so dangerously packed, or goods likely to harbor or encourage vermin or other pests, or goods which owing to legal, administrative or other obstacles as to their carriage, discharge or otherwise may be detained or cause any other property or person to be detained, (d) empty receptacles which were previously used for the carriage of Dangerous Goods unless such receptacles have been rendered safe, (e) Goods which are considered to be dangerous or hazardous by any Authority and (f) Goods, packing materials or transport units that have been in contact with fumigants without the required warning information clearly displayed;

“Goods” means the Copper in relation to which the Storage Services are provided by the Company and includes any Container, packaging or pallet supplied by or on behalf of the Customer;

“Hague-Visby Rules” means the provisions of the International Convention for the unification of certain rules relating to bills of lading signed at Brussels on 25 August 1924, as amended by the Protocol made at Brussels on 23 February 1968;

“LME” means the London Metal Exchange or any successor; and

“Warehouse Contract” means the agreement between the LME and the Warehouse-keeper setting out the Warehouse-keeper’s obligations as a warehouse and under which the Warehouse-keeper agrees to abide by the SWORD Regulations (as defined in the LME Rules).

1.1	Capitalized terms used but not defined in this Schedule D-1 shall have the meanings ascribed to such terms in the Agreement (including the Addendum).

1.2	Where applicable, words importing the singular include the plural and vice versa; words importing a gender includes every gender and references to persons include bodies corporate and unincorporated.

1.3	Clause headings are inserted for convenience only and shall be ignored in the interpretation of this Schedule D-1.

1.4
Storage of Goods warranted under LME rules and delivery out to the last LME Warrant holder shall be governed by (i) the LME rules and regulations including the Warehouse Contract, (ii) the terms on the front and reverse of the Warrant and (iii) The Singapore Logistics Association Standard Terms and Conditions as amended from time to time.

1.5	All other Storage Services provided by the Company, whether gratuitously or otherwise, shall be subject to the terms of the Agreement and this Schedule D-1.

2.	Owner of Goods

2.1	The Customer expressly warrants that it is the owner of the Goods and further warrants that it is authorized to accept the terms of this Schedule D-1.

3.	Sub-contracting, exemptions and immunities of all servants and agents of the Company

3.1
Subject to Section 2.01(b) of the Agreement, the Company shall be entitled to sub-contract on any terms or rates the provision of the whole or any part of the Storage Services. For the avoidance of doubt, subject to the terms of the Agreement (including, without limitation, Section 2.01(b) and Section 4.03), every exemption, limitation, condition and liberty herein contained and every right, exemption from liability, defense and immunity of whatsoever nature shall still be available to the Company notwithstanding the Company’s sub-contracting of the whole or any part of the Storage Services.

4.            Methods, Procedures, Routes and Place of Storage

4.1
Subject to express agreement with the Customer, the Company shall be entitled at its absolute discretion to decide on the means, route and procedure to be followed in providing the Storage Services, subject to the terms of the Agreement. Notwithstanding the foregoing and without prejudice to the provisions in this Schedule D-1, the Company shall be at liberty to depart from the Customer’s instructions with respect to the means, route and procedure to be followed in providing the Storage Services if, in the reasonable opinion of the Company, it is at any stage necessary or desirable in the Customer’s interest to do so.

4.2
Subject to the terms of the Agreement, the Company shall have discretion where to store Goods and, with notice to the Customer, to move the Goods from one storage facility to another; provided that such facility is in the same Permitted Warehouse Location.

5.            Packing of the Goods

5.1
Except where the Company is instructed in writing by the Customer to pack the Goods, the Customer warrants that all the Goods have been properly and sufficiently prepared, packed, stowed, labeled and/or marked and the preparation, packing, stowage, labeling and marking are appropriate to any operations or transactions affecting the Goods and in particular to withstand the ordinary risks of handling, storage and carriage. The Company shall not be liable for any loss, damage or expenses incurred or suffered by the Customer as a result of the insufficiency of the packing of the Goods and the Customer shall indemnify the Company for any loss, damage or expenses incurred or suffered by the Company as a result of the insufficiency of the packing or labeling of the Goods.

5.2
The Customer warrants that where the Company receives the Goods from the Customer already stowed in or on a Container or any other device constructed for the carriage of goods (each hereafter individually referred to as the transport unit”), the transport unit is in good condition, and is suitable for the carriage of the Goods to the intended destination.

5.3
Where the Company is instructed by the Customer to provide a Container, in the absence of any specific request in writing, the Company is not under an obligation to provide a Container of any particular type or quality.

6.	Instructions and Documents to be provided to the Company with Respect to Storage Services

6.1
The Customer shall ensure that all instructions, information, safety data sheets and documents required to be provided to the Company for provision of the Storage Services by the Company are accurate and adequate and are provided to the Company promptly.

6.2
The Customer shall be liable for all consequences with respect to the Storage Services arising from the provision of inaccurate, obscure and inadequate instructions, information and/or documents; any failure to furnish any instructions, information and/or documents; or any failure to furnish any instructions, information and/or documents in time.

6.3
Except in accordance with express instructions previously received in writing and accepted in writing by the Company, the Company shall not be obliged to make any declaration for the purposes of any statute, convention, regulation or contract as to the nature, chemical content or value of any Goods or as to any special interest in delivery.

6.4	Unless otherwise previously agreed in writing, the Customer shall not deliver to the Company or cause the Company to deal with or handle Dangerous Goods.

(a)
If the Customer delivers to the Company or causes the Company to deal with or handle Dangerous Goods, the Company shall not be liable for any loss or damage whatsoever caused by or to the Dangerous Goods and the Customer shall defend, indemnify and hold harmless the Company against all penalties, claims, liabilities (whether civil, criminal or otherwise), damages, costs and expenses whatsoever arising in connection with or incidental to such loss or damage, and the Dangerous Goods may without notice be destroyed or otherwise dealt with at the sole discretion of the Company or any other person in whose custody they may be at the relevant time without compensation to and at the cost of the Customer.

(b)
If the Company agrees in writing to accept Dangerous Goods and subsequently, in the sole opinion of the Company, (i) they are deemed to constitute a risk to other goods, property, life or health or (ii) owing to legal, administrative or other obstacles whether as to their carriage, discharge or otherwise they may be detained or cause any other property or person to be detained, they may without notice be destroyed or otherwise dealt with at the expense of the Customer without compensation or any liability whatsoever attaching to the Company.

6.5
Except insofar as has otherwise been agreed in writing, with respect to the Storage Services provided to the Customer hereunder, the Company shall be entitled and the Customer hereby authorizes the Company to enter into contracts on behalf of itself or the Customer and without notice to the Customer,

(a)	for the carriage of Goods by any route, means or person;

(b)	for the carriage of Goods of any description whether containerized or not on or under the deck of any vessel;

(c)	for the storage, packing, transshipment, loading, unloading or handling of Goods by any person at any place whether on shore or afloat and for any length of time;

(d)	for the carriage or storage of Goods in Containers or with other goods of whatever nature; or

(e)	for the performance of any of its own obligations,

and to do such acts as in the sole opinion of the Company may be necessary or incidental to the performance of the Company’s obligations.

6.6
In respect of the Storage Services provided by the Company hereunder: (a) the Company shall be entitled but under no obligation to depart from the Customer’s instructions in any respect if in the sole opinion of the Company there is good reason to do so in the Customer’s interest to mitigate or prevent damage to property or to prevent injury to persons and (b) the Company shall not thereby incur any additional liability whatsoever, other than its liability (if any) hereunder.

6.7
In respect of the Storage Services provided by the Company hereunder, the Company may at any time comply with the orders or recommendations given by any Authority. The responsibility of the Company in respect of the Goods shall cease on the delivery or other disposition of the Goods in accordance with such orders or recommendations.

7.            Accuracy of Descriptions of the Goods and Quality of the Goods

7.1
The Customer warrants and is bound by the accuracy of all descriptions, values and other particulars and/or information furnished to the Company in respect of the Goods for the purposes of customs clearance or any other purposes whatsoever and the Customer shall indemnify the Company from and against any and all losses, damages, expenses and fines whatsoever arising from the inaccuracy of any descriptions, particulars and/or information furnished, even if such inaccuracy is not due (whether in whole or in part) to any negligence or fault on the part of the Customer.

7.2
The Company shall not act as an expert in relation to the nature or quality of the Goods and, other than any reporting or notification obligations of the Company pursuant to the Agreement, shall not be required or be obliged to provide any notification to any party whatsoever in relation to the state, nature, chemical content or quality of the Goods.

7.3
Nothing in this Clause 7 shall be construed to relieve the Company from any liability for the Company’s failure to identify whether any Lot of Copper delivered to the Trust is of an Acceptable Delivery Brand.

8.	Tallying / Weighing / Measuring of the Goods

8.1
All operations with respect to the Storage Services provided by the Company hereunder, such as superintending, sampling, taring, tallying, weighing, measuring, etc., and receiving the Goods under survey, shall be undertaken only on the specific instructions of the Customer or otherwise in accordance with the terms of the Agreement and all costs thereof and relating thereto shall be payable by the Customer and, if first paid by the Company, shall be reimbursed to the Company by the Customer forthwith upon demand.

9.	Delivery / Transportation / Loading / Unloading

9.1
A statement by the Customer on the time of delivery of the Goods by the Customer or its designated representatives shall not be binding on the Company and the Company shall not be taken to guarantee the arrival time of the Goods.

9.2
In the event that the loading and/or unloading time under any bill of lading and/or charterparty in respect of the Goods is inadequate regardless of the cause thereof, all costs resulting therefrom, including, without limitation, any demurrage charges shall be borne by the Customer, notwithstanding that the Company was the party that accepted or entered into the bill of lading and/or charter party from which the aforesaid costs arise.

9.3
If delivery of the Goods or any part thereof is not taken by the Customer at the time and place when and where the Company or any person whose services the Company makes use of calls upon the Customer to take delivery thereof, the Company shall be entitled to store the Goods or any part thereof at the sole risk of the Customer, whereupon the liability of the Company in respect of such Goods shall wholly cease and the cost of such storage and all other expenses and liability whatsoever paid or payable or incurred or which may be incurred by the Company shall be paid by the Customer on demand.

9.4	The Company requires a minimum of 48 hours notice before delivery out. In addition the Customer shall provide

(a)	clear written instructions and details of the party collecting on Customer’s behalf; and

(b)	full payment of all outstanding charges relating to the Storage Services up to the date of collection whether relating to the Goods to be delivered out or otherwise.

9.5	[Intentionally Omitted.]

9.6	[Intentionally Omitted.]

9.7	The Company shall be entitled to treat any form of instructions from the Customer, in respect of delivering out to or holding the Goods for another person, as:

(a)	authority to accept that other person’s instructions; and

(b)	confirmation that the other person has appropriate legal interest in the Goods to give instructions as to their collection.

9.8
The Customer shall notify the Company of all disposals of the Goods by sale or otherwise. In the event that the Company is in any doubt as to the entitlement of any party to collect Goods, it shall be entitled to refuse or delay delivery without any liability for any costs and expenses until such doubt can be resolved to the reasonable satisfaction of the Company.

9.9
Split collections may incur a supplementary charge. The maximum delivery out charge to Free on Truck (FOT) is notified from time-to-time by the Company to the LME and posted on the LME website. Loading into Containers or any other form of conveyance will incur additional charges. It is the responsibility of the Customer to present vehicles for loading promptly at the agreed time. Haulers are responsible for their own blocking, bracing and securing and ensuring that vehicle payload is within legal limits.

9.10
The Goods are not necessarily in free circulation and may require customs clearance and payment of duty, value added tax or other state or national taxes to be arranged and paid for by the Customer before the Goods can be removed from the periphery of the warehouse premises itself with the relevant Warehouse Location.

10.          Insurance

10.1	The Goods are not insured by the Company against loss or damage at any time however caused.

10.2	The Customer shall self insure or make arrangements to cover the Goods against all insurable risks to their full insurable value (including all duties and taxes).

10.3	Any right for the insurer to bring a subrogated claim against the Company shall be excluded.

10.4
In the event that the Customer requires the assistance of the Company to take out any insurance on the Goods for and on behalf of the Customer, the Company may upon the written request by the Customer and on terms to be agreed take out such insurance on the Goods against such risks as may be notified by the Customer.

10.5
Where the Company utilizes derricks and/or any other such equipment for carrying out the instructions given by the Customer with respect to Storage Services, it shall be entitled to arrange insurance at the Customer’s sole expense to cover the Company’s risks arising from the use of such equipment.

11.          General Indemnities in Connection with Storage Services

11.1
The Customer undertakes that no claim shall be made by the Customer against any director, servant or employee of the Company which imposes or seek to impose upon them any liability in connection with any part or all of the Storage Services undertaken by the Company and if any such claim is made by the Customer, the Customer undertakes to indemnify the Company and the said director, servant or employee against all consequences thereof.

11.2	With respect to the Storage Services provided hereunder, the Customer shall hold harmless, defend and keep the Company indemnified from and against:

(a)
All liability, loss, damage, delays, costs and expenses whatsoever, including without prejudice to the generality of the foregoing, all duties, taxes, imports, levies, deposits and outlays of whatsoever nature, levied by any Authority in relation to the Goods and for all payments and fines arising out of the Company acting in accordance with the Customer’s instructions with respect to the Storage Services or arising from any breach by the Customer of any warranty or obligation contained in this Schedule D-1 or from the negligence of the Customer;

(b)	Without derogation from sub-clause (a) above,

(i)
any liability assumed or incurred by the Company when by reason of carrying out the Customer’s instructions with respect to the Storage Services the Company has reasonably become liable or may become liable to any other party; and

(ii)	any claim from any third party arising out of or in connection with a latent defect, inherent vice or poor condition of the Goods.

(c)
All claims, costs and demands whatsoever and by whomsoever made in excess of the liability of the Company under the terms of this Schedule D-1 regardless whether such claims, costs and demands arise from or in connection with the negligence or breach of duty of the Company its servants, Sub-Contractors or agents.

(d)
Any advice or information, in whatever form as may be given or provided by the Company for the Customer only, and the Customer shall defend, indemnify and hold harmless the Company for all liability, loss, damage, costs and expenses arising out of any other person relying on such advice or information; provided that advice and information which are not related to instructions accepted by the Company are provided gratuitously and without liability.

(e)
The Customer expressly agrees that no Sub-Contractor shall in any circumstances have any direct liability to the Customer for any loss or damage or delay of whatsoever kind arising or resulting directly or indirectly from any act, neglect or default on his part while acting in the course of or in connection with his employment or as agent of the Company or otherwise. For the avoidance of doubt, the foregoing shall not be deemed to relieve the Company from any liability it may have to the Customer under this Schedule D-1.

(f)
Any demurrage or loss, damage, contamination, soiling or detention before, during or after the carriage of property (including but not limited to Containers) of the Company or any person or vessel referred to herein caused directly or indirectly by the Customer or any person acting as servants, agents or independent contractors for or on behalf of the Customer.

12.          Lien

12.1
All Goods and documents in the possession, custody and control of the Company or its agents or Affiliates shall be subject to a general lien and right of detention for all sums (including, without limitation, all Warehousing Fees, costs and charges payable by the Customer) due to the

Company at any time and from time to time whether in respect of Storage Services provided or in respect of such Goods.

13.          Containers

13.1
With respect to the Storage Services provided hereunder, if a Container holding Goods has not been packed or stuffed by the Company, the Company shall not be liable for loss of or damage to the contents thereof if caused by:

(a)	the manner in which the Container has been packed or stuffed;

(b)	the unsuitability of the contents for carriage in Containers;

(c)
the unsuitability or defective condition of the Container provided that where the Container has been supplied by or on behalf of the Company, this paragraph shall apply only if the unsuitability or defective condition (i) arose without any negligence on the part of the Company or (ii) would have been apparent upon reasonable inspection by the Customer or person acting on behalf of the Customer or (iii) arose as a result of the peculiarity of the Goods and such peculiarity is not made known to the Company; or

(d)	the Container not being sealed at the commencement of any carriage.

13.2	The Customer shall defend, indemnify and hold harmless the Company against all liability, loss, damage, costs and expenses arising from one or more of the matters provided for in Clause 13.1 above.

13.3
Where the Company is instructed to provide a Container, in the absence of any specific request in writing, the Company is not under an obligation to provide a Container of any particular type or quality.

14.          General Liability in Connection with Storage Services

With respect to the Storage Services provided hereunder and subject to Section 4.03 of the Agreement:

14.1	The Company shall not be liable for any loss or damage whatsoever arising from:

(a)	the act or omission of the Customer or any person acting on the Customer’s behalf;

(b)	compliance with the instructions given to the Company by the Customer or any other person entitled to give such instructions on the Customer’s behalf or absent sufficient instructions;

(c)	insufficiency of the preparation, packing, storage, labeling or marking of the Goods except where such service has been provided by the Company;

(d)	handling, loading, stowage or unloading of the Goods by the Customer or any person acting on the Customer’s behalf, except where such service had been provided by the Company;

(e)	inherent vice of the Goods;

(f)	any event described under Clause 16.1; or

(g)	any cause or event in which the Company could not avoid and the consequences whereof it could not prevent by the exercise of reasonable diligence.

14.2
The Company shall not in any circumstances whatsoever and howsoever arising, including, without limitation, any negligence on the part of the Company, its servants and/or agents, be liable for loss or damage howsoever caused to property other than to the Goods themselves.

15.          Amount of Compensation

With respect to the Storage Services provided hereunder:

15.1
The liability of the Company howsoever arising and notwithstanding that such liability shall have arisen from the neglect, gross or otherwise, of or default of or breach of any of the provisions in this Schedule D-1, including any willful misconduct by the Company, its servants, agents or subcontractors, shall not exceed:

(a)	in respect of all claims other than those subject to the provisions of Clause 15.1(b) below, the lesser of:

(i)	the value of the Goods lost, damaged, misdirected, misdelivered or in respect of which a claim arises; or

(ii)	S$5.00 per gross kilogram of the said Goods,

and shall not exceed S$100,000.00 (one hundred thousand Singapore dollars) in any event whatsoever in respect of any one claim or any one incident or series of related incidents, and in the event of multiple claims by the Customer a maximum amount of S$500,000.00 (five hundred thousand Singapore dollars), regardless of the number of Warehouse Receipts held by such Customer; and

(b)	in respect of claims for delay where not excluded by the provisions of this Schedule D-1, the amount of the Company’s charge for the Storage Services provided in respect of the Goods delayed.

15.2
By special agreement in writing and on payment by the Customer of additional charges as determined by the Company at such time, higher compensation may be claimed from the Company not exceeding the value of the Goods or the agreed value, whichever is the lesser.

15.3	For the purposes of Clauses 15.1 and 15.2, the value of the Goods:

(a)	shall be calculated by reference to the invoice value of the Goods plus freight and insurance if paid; and

(b)
if there is no invoice value of the Goods, shall be calculated by reference to the value of such Goods at the place and time when they are delivered to the Customer, their assignees or such persons as instructed by the Customer or should have been so delivered. The value of the Goods shall be fixed according to the current market value or commodity exchange price or if there is no current market value or commodity exchange price, by reference to the normal value of Goods of the same kind and quality.

15.4	The Company shall be discharged from any liability whatsoever unless:

(a)
notice of any claim, such notice being a condition precedent to any liability on the part of the Company, is received in writing by the Company or its agent within 7 days after the date specified in Clause 15.5 below; and

(b)	notice of arbitration is given in the proper forum within 12 months after the date specified in Clause 15.5 below.

15.5	The date referred to in Clause 15.4 above shall be:

(a)	in the case of delay or non-delivery of the Goods, the date that the Goods should have been physically delivered in accordance with this Schedule D-1; and

(b)	in any other case, the date of the event giving rise to the claim.

15.6	The Company shall not be liable for any loss, damage, costs or expenses of any nature whatsoever incurred or suffered by the Customer:

(a)	as a result of any latent defect in the Goods; or

(b)	of an indirect or consequential nature including, without limitation, any economic loss or other loss of turnover, profits, business or goodwill.

16.          Force Majeure

16.1
The Company shall be relieved of its obligations with respect to the Storage Services provided hereunder, to the extent that the performance of such obligations is prevented or delayed by, or the non-performance of such obligations results wholly or partly from, the act or omission of the Customer or its agent (including any breach by the Customer of the terms or conditions in this Schedule) or by storm, flood, fire, explosion, civil disturbance, governmental or quasi-governmental action, breakdown or unavailability of premises, equipment or labor, or any other cause beyond the reasonable control of the Company.

17.	Governing Law and Arbitration

17.1	This Schedule D-1 shall be subject to the laws of Singapore.

17.2
Any dispute arising out of or in connection with this Schedule D-1 or the Storage Services shall be referred to and finally resolved by arbitration in Singapore in the English language in accordance with the Arbitration Rules of the Singapore International Arbitration Centre (the “SIAC”) in force as at the date of such reference.

18.	Company acting as Agent of the Customer

18.1	With respect to the Storage Services provided hereunder:

(a)
To the extent that the Company acts as an agent of the Customer, the Company does not make or purport to make any contract with the Customer for the carriage, storage or handling of the Goods nor for any other physical service in relation to them and acts solely on behalf of the Customer in securing such services by establishing contracts with third parties so that direct contractual relationships are established between the Customer and such third parties.

(b)	The Company shall not be liable for the acts or omissions of such third parties referred to in sub-clause (a) above.

(c)
In respect of the Goods to be forwarded whether they are carriers by land, sea or air (whether shipowners, lightermen, canal, railway or aircraft operators or others) or warehouse keepers or other persons, the Company shall not be responsible for any accident or for any act of neglect or default howsoever arising whether willful or otherwise on the part of its agents or those with whom it contracts. The Company shall not be responsible for any money paid or remitted by it on behalf of the senders to any persons in respect of the Goods to be forwarded, whether for the purpose of paying duties or charges in respect of the Goods or otherwise. All general and special exemptions stated in this Clause shall apply, although the particular rates or charges made by the Company to the senders or persons forwarding the Goods may not be identical with the amounts paid by it to such agents, contractors or other persons.

18.2	With respect to the Storage Services provided hereunder:

(a)
Without prejudice to Clause 6.5, the Company when acting as an agent of the Customer, has the authority of the Customer to enter into contracts on the Customer’s behalf and to do such acts so as to bind the Customer by such contracts and acts in all respects notwithstanding any departure from the Customer’s instructions.

(b)	The Company shall only forward Goods subject to the contracts, terms, conditions and regulations of the various persons, companies or Authorities into whose possession the Goods may pass.

(c)
The Customer shall defend, indemnify and hold harmless the Company in respect of all liability, loss, damage, costs or expenses arising out of any contracts made in the procurement of the satisfaction of the Customer’s requirements in accordance with this Clause 18.

19.          Company acting as Principal

19.1
With respect to the Storage Services provided hereunder, to the extent that the Company contracts as principal for the performance of the Customer’s instructions, the Company undertakes to perform or in its own name to procure the performance of the Customer’s instructions and subject to the provisions of this Schedule D-1 shall be liable for the loss of or damage to the Goods occurring from the time that the Goods are taken into its charge until the time of delivery.

19.2
Notwithstanding any other provision in this Schedule D-1, except for the provisions in Clause 15 above, if it is proven that loss of or damage to the Goods occurred, the Company’s liability shall be determined by the provisions contained in any international convention or national law, the provisions of which:

(a)	cannot be departed from by private contract, to the detriment of the claimant; and

(b)
would have applied if the claimant had made a separate and direct contract with the actual provider of the particular service in respect of that service or stage of carriage where the loss or damage occurred and received as evidence thereof any particular document which must be issued if such international convention or national law shall apply.

19.3
Notwithstanding any provision in this Schedule D-1, but subject to Clause 19.4, if it can be proved that the loss of or damage to the Goods occurred at sea or inland waterway, the Company’s liability shall be limited to those set out in the Hague-Visby Rules and the Company shall be entitled to rely on all defences, exemptions or limitations provided to carriers by the Hague-Visby Rules. Reference in the Hague-Visby Rules to carriage by sea shall be deemed to include reference to carriage by inland waterways and the Hague-Visby Rules shall be construed accordingly.

19.4
Notwithstanding the provisions of Clause 19.3, if the loss of or damage to the Goods occurred at sea or on inland waterways, and the owner, charterer or operator of the vessel establishes a limitation fund, the liability of the Company shall be limited to the proportion of the said limitation fund allocated to the Goods.

20.          General Average and Both to Blame Collision

20.1
The Customer shall defend, indemnify and hold harmless the Company in respect of any general average or any claims of a general average nature which may be made on the Company and the Customer shall provide such security as may be required by the Company in this connection.

20.2
The current Both-to-Blame Collision Clause as adopted by BIMCO is incorporated in and deemed to form part of this Schedule D-1. If the vessel comes into collision with another vessel as a result of the negligence of the other vessel and any act of negligence of default of the master, marines, pilot or the servant of the carrier in the navigation or in the management of the vessel, the merchant will indemnify the carrier against all loss or liability to the other or non-carrying vessel or her owner insofar as such loss or liability represents loss of or damage to or any claim whatsoever of the owner of the said goods paid or payable by the carrying vessel or her owner as part of his claim against the carrying vessel or carrier. The foregoing provisions shall also apply where the owner operator or those in charge of any vessels or objects other than or in addition to the colliding vessels or objects are at fault in respect of a collision or contract.

21.          Miscellaneous

21.1
The waiver by the Company of a breach or default of any of the provisions set out in this Schedule D-1 shall not be construed as a waiver of any succeeding breach of the same or other provisions herein nor shall any delay or omission on the part of the Company to exercise or avail itself of any right power or privilege that it has or may have hereunder operate as a waiver of any breach or default by the Customer.

21.2
The rights and remedies conferred on the Company under this Schedule D-1 shall be cumulative and shall be in addition to and without prejudice to any rights or remedies otherwise available (whether at law or in equity) to the Company.

21.3	The defenses and limits of liability provided for by this Schedule D-1 shall apply in any action against the Company whether such action be founded in contract or tort or in whatsoever form.

21.4
If any Clause or sub-clause in this Schedule D-1 shall be held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, such clause or sub-clause shall to that extent be deemed not to form part of this Schedule D-1 but the validity and enforceability of the remainder of this Schedule D-1 shall not be affected.

21.5
Warehousing Fees shall begin to accrue upon delivery of the Goods to the Company in accordance with the terms hereof and shall be paid in full. The Customer shall not be entitled to assert any credit set-off or counterclaim against the Company in order to justify withholding payment of any such Warehousing Fees in whole or in part.